    As filed with the Securities and Exchange Commission on February 27, 2003

                                      REGISTRATION NO. 033-63560 and 811-7762
 -------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
           THE SECURITIES ACT OF 1933                    [x]

           PRE-EFFECTIVE AMENDMENT NO.                   [ ]

           POST-EFFECTIVE AMENDMENT NO. 19               [x]

                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER
           THE INVESTMENT COMPANY ACT OF 1940            [x]

           AMENDMENT NO. 21                              [x]

                        (CHECK APPROPRIATE BOX OR BOXES)
                               -------------------

                              FIRST EAGLE FUNDS, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                               -------------------
                           1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 698-3000

                                  ROBERT BRUNO

                             FIRST EAGLE FUNDS, INC.

                           1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               -------------------
                                    COPY TO:
                             PAUL S. SCHREIBER, ESQ.
                               SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                               NEW YORK, NY 10022
                              -------------------

It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)

[X] on February 28, 2003 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                               First Eagle Funds

                                   Advised by
                   Arnhold and S. Bleichroeder Advisers, LLC

                                        Prospectus
                                        March 1, 2003

                                        First Eagle
                                        Global Fund

                                        First Eagle
                                        Overseas Fund

                                        First Eagle
                                        U.S. Value Fund

                                        First Eagle
                                        Gold Fund

                                        First Eagle
                                        Fund of America

                                   Prospectus

As with all mutual funds, these securities have neither been approved nor disapproved by the Securities and Exchange Commission nor has the SEC passed on the accuracy of this prospectus. It is a criminal offense to claim otherwise.

[FirstEagle Funds Logo]

Thank you for your interest in First Eagle Funds, Inc., (formerly First Eagle SoGen Funds, Inc.; the 'Company'), managed by Arnhold and S. Bleichroeder Advisers, LLC, ('ASB Advisers' or the 'Adviser').



Jean-Marie Eveillard and Charles de Vaulx of ASB Advisers have primary responsibility for the day-to-day management of First Eagle Global Fund ('Global Fund'), First Eagle Overseas Fund ('Overseas Fund'), First Eagle U.S. Value Fund ('U.S. Value Fund') and First Eagle Gold Fund ('Gold Fund') (each, a 'Fund'). Harold Levy and David Cohen of Iridian Asset Management LLC, a subadviser retained by ASB Advisers, have primary responsibility for the day-to-day management of First Eagle Fund of America (also a 'Fund'). This prospectus contains information about each of the Funds. We encourage you to read it carefully and keep it for future reference.


Investment Objective of the Funds


FIRST EAGLE GLOBAL FUND (formerly First Eagle SoGen Global Fund) seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. More specifically, to achieve its objective, the Global Fund will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies.



FIRST EAGLE OVERSEAS FUND (formerly First Eagle SoGen Overseas Fund) seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The Overseas Fund will invest primarily in small and medium size companies traded in mature markets and may invest in emerging markets.


FIRST EAGLE U.S. VALUE FUND seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in equities issued by U.S. corporations. To achieve its objective, the U.S. Value Fund will invest primarily in small and medium size U.S. companies.


FIRST EAGLE GOLD FUND (formerly First Eagle SoGen Gold Fund) seeks growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.



FIRST EAGLE FUND OF AMERICA seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally, at least 80% of the Fund's assets will be invested in domestic equity and debt securities and at least 65% will be invested in domestic equity securities.

Table of Contents


                                                   PAGE
The Funds....................................        2
        Investment Objective and Principal
          Investment Strategies..............        2
        Related Investment Strategies........        6
        Principal Investment Risks...........        6
        The Funds' Performance...............       10
        Fees and Expenses....................       19
Our Management Team..........................       25
        The Adviser..........................       25
        The Subadviser.......................       26
        Distribution and Shareholder Services
          Expenses...........................       27
About Your Investment........................       28
        How to Purchase Shares...............       28
        Anti-Money Laundering Compliance.....       29
        How Fund Share Prices Are
          Calculated.........................       30
        Purchases Through Dealers............       30
        Public Offering Price of Class A
          Shares.............................       31
        Purchasing Level-Load Class C
          Shares.............................       37
        Bookshare Account Plan...............       38
        Where to Send Your Application.......       38
        Minimum Account Size.................       39
        Automatic Investment Program.........       39
Once You Become a Shareholder................       40
        Exchanging Your Shares...............       40
        Redemption of Shares.................       41
        Retirement Plans.....................       45
Information on Dividends, Distributions and
  Taxes......................................       46
Privacy Notice for Individual Shareholders...       47
How to Reach First Eagle Funds...............       49
Financial Highlights.........................       50
Useful Shareholder Information...............  (Back Cover)

                                   THE FUNDS

                            INVESTMENT OBJECTIVE AND
                        PRINCIPAL INVESTMENT STRATEGIES


First Eagle Global Fund


The investment objective of the Global Fund is long-term growth of capital through investments in a range of asset classes from markets in the United States and around the world. To achieve its objective, the Global Fund will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. To a lesser extent, the Global Fund reserves the right to invest a portion of its assets in fixed-income securities (including lower-rated securities) of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. When deemed appropriate by the Adviser for short-term investment purposes, the Global Fund may hold a portion of its assets in short-term debt instruments including commercial paper and certificates of deposit.


First Eagle Overseas Fund



The investment objective of the Overseas Fund is long-term growth of capital through investments primarily in equities issued by non-U.S. corporations. To achieve its objective, the Overseas Fund will invest primarily in small and medium size companies traded in mature markets (for example, Japan, Germany and France) and may invest in emerging markets (for example, Brazil and Thailand). The Overseas Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. However, the Overseas Fund may invest in companies that do not have all of these characteristics.


The equity securities in which the Fund may invest include common and preferred stocks, warrants or other similar rights, and convertible securities. The Overseas Fund may also invest up to 20% of its total assets in debt securities and there are no restrictions as to the rating of debt securities that the Fund may acquire. Under normal market conditions, the Overseas Fund invests at least 80% of its total assets, taken at market value, in foreign securities. The Overseas Fund may also invest in 'structured securities' in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index.

First Eagle U.S. Value Fund

The investment objective of the U.S. Value Fund is long-term growth of capital through investment, under normal market conditions, of at least 80% of its assets in equities issued by U.S. corporations. To achieve its objective, the U.S. Value Fund will invest primarily in small and medium size U.S. companies. The U.S. Value Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. However, the U.S. Value Fund may invest in companies that do not have all of these characteristics.

The equity securities in which the U.S. Value Fund may invest include common and preferred stocks, warrants or other similar rights, and convertible securities. The U.S. Value Fund may also invest up to 20% of its total assets in a combination of debt securities and securities of non-U.S. issuers. There are no restrictions as to the rating of debt securities that the Fund may acquire.

Investment Philosophy of Global Fund, Overseas Fund and U.S. Value Fund. The investment philosophy and strategy of the Global Fund, Overseas Fund and U.S. Value Fund can be broadly characterized as a 'value' approach, in that each of the Funds loosely follows the teachings of Mr. Benjamin Graham, who is known as the founder of the 'value' school of investing. In particular, attention is paid to the ideas of 'intrinsic value,' which the Adviser defines as what a rational investor would pay in cash for 100% of the company, and of 'margin of safety.' A stock is deemed attractive if there is a perceived positive difference between its 'intrinsic value' and the price of the stock in the market since such difference provides the 'margin of safety.' Stocks deemed attractive under this analysis will typically be identified for acquisition or retention by the Funds, while stocks deemed unattractive under this analysis will typically be disposed of by the Funds.

First Eagle Gold Fund


The investment objective of the Gold Fund is growth of capital. To achieve its objective, the Fund will invest primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.


Under normal circumstances, at least 80% of the value of the Gold Fund's total assets will be invested in securities (which may include both equity and, to a limited extent, debt securities) directly related to precious metals or of issuers principally engaged in gold or other precious metal operations, including securities of gold mining finance companies as well as operating companies with long-, medium- or short-life mines. Because of the Gold Fund's policy of investing primarily in securities of companies engaged in gold mining, processing, dealing in or holding gold and other precious metals, a substantial part of the Gold Fund's assets will generally be invested in securities of companies domiciled or operating in one or more foreign countries. Up to 20% of the Gold Fund's assets may be invested in equity and, to a limited extent, debt securities unrelated to precious metals or the precious metals industry where the Adviser believes such securities are consistent with the Gold Fund's investment objective.



The Gold Fund may invest up to 20% of its total assets in debt securities, and there are no restrictions as to the rating of debt securities that the Gold Fund may acquire. The Gold Fund may invest in 'structured securities' in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index. The Gold Fund may also invest directly in precious metals (such as gold bullion) or, subject to certain regulatory limitations, purchase or sell contracts for their future delivery ('futures contracts').



First Eagle Fund of America



The investment objective of the First Eagle Fund of America is capital appreciation. To achieve its objective, the Fund seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally, at least 80% of the Fund's assets will be invested in domestic equity and debt securities and at least 65% will be invested in domestic equity securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants.



Investment Philosophy of First Eagle Fund of America. Investing in stocks is actually owning part of a business. The Adviser uses this principle of ownership to guide the selection of stocks for the Fund.



The Adviser uses a bottom-up, event-driven approach to choose stocks that it believes are undervalued and should perform well. The approach looks at companies from the perspective of total enterprise value, as if buying the whole company. In a bottom-up approach, companies and securities are researched and chosen individually. In an event-driven approach, the Adviser looks for companies that appear to be undervalued in relation to their potential value in light of positive corporate changes. Signals of corporate change can be management changes, large share repurchases, potential acquisitions or mergers. If changes are successful, these companies should realize a rise in the stock price.



The Adviser invests in the securities of companies that it believes are undervalued relative to their overall financial and managerial strength. The Adviser makes investment decisions for the Fund without regard to the capitalization (size) of the companies in which it invests and, although the Fund invests primarily in large and medium-size companies, may invest in companies of any size, including smaller companies. By careful selection, the Adviser believes that the Fund may have less exposure to loss.



Changes in Investment Objective. Although no change is anticipated, the investment objective of each Fund (other than the Global Fund) can be changed without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective. The investment objective of the Global Fund may not be changed without shareholder approval.

                         RELATED INVESTMENT STRATEGIES

The Funds may engage in currency exchange transactions to hedge against losses in the U.S. dollar value of their portfolio securities resulting from possible variations in exchange rates and not for speculation. A currency exchange may be conducted on a spot (i.e., cash) basis or through a forward currency exchange contract ('forward contract'). Although forward contracts may be used to protect the Funds from adverse currency movements, the use of such hedges may reduce or eliminate potential profits from currency fluctuations that are otherwise in the Funds' favor.

The Funds have the flexibility to respond promptly to changes in market and economic conditions. Pursuant to a defensive strategy, the Funds may temporarily hold cash and/or invest up to 100% of their assets in high quality debt securities or money market instruments of U.S. or foreign issuers (U.S. issuers only in the case of the U.S. Value Fund). In such a case, the Funds may not be able to pursue, and may not achieve their investment objectives. It is impossible to predict whether, when or for how long the Funds will employ defensive strategies.

                           PRINCIPAL INVESTMENT RISKS

Market Risk


In general, the share price of each of the Funds fluctuates in reaction to stock market movements. This means that the shares of each of the Funds can fall in value.



Foreign Investments Risks -- Global Fund, Overseas Fund and Gold Fund



Each of the Global Fund, Overseas Fund and Gold Fund invests significantly in foreign securities. Foreign securities involve certain inherent risks that are different from those of domestic securities, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations will also affect the net asset value of a Fund irrespective of the performance of the underlying investments in foreign issuers. Typically, there is less publicly available information about a foreign company and foreign companies may be subject to less stringent reserve, accounting and reporting requirements. Many foreign stock markets are not as large nor as liquid as in the United States; fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges; and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies. These risks may be more pronounced with respect to investments in emerging markets.



Debt Securities Risks -- Global Fund, Overseas Fund, U.S. Value Fund and Gold
Fund


Securities with the lowest investment grade ratings are considered to have speculative characteristics. Debt securities that are unrated are considered by the Adviser to be equivalent to below investment grade (often referred to as 'junk bonds'). On balance, debt securities that are below investment grade are considered predominately speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. They are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. The price of an investment in debt securities generally falls in value when interest rates rise.


Small and Medium Size Companies Risks -- Global Fund, Overseas Fund and U.S. Value Fund



The Global Fund, the Overseas Fund and the U.S. Value Fund invest in smaller companies, which historically have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Company considers small companies to be companies with market capitalizations of less than $1 billion and medium size companies to have market capitalizations of less than $10 billion.



Precious Metals Risks -- Gold Fund



The Gold Fund maintains a policy of concentrating its investments in gold and other precious metal-related issues and is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Gold Fund's investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.



Although the risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including additional custody and transaction (i.e., brokerage) costs that may be higher than those involving securities. Moreover, holding gold results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments.

Investing in futures contracts and similar 'derivative' instruments related to precious metals also carries additional risks, in that these types of instruments (i) are often more volatile than direct investments in the commodity underlying them, because they commonly involve significant 'built in' leverage, and (ii) are subject to the risk of default by the counterparty to the contract. Although the Fund has contractual protections with respect to the credit risk of its custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future was held in book account, it would involve risks of the credit of the party holding the gold.



If the Adviser concludes that a bull market in gold-related securities is not likely to continue, the Adviser expects that it may recommend to the Company's Board of Directors that the Company seek the vote of the Gold Fund's shareholders to liquidate the Gold Fund. The decision to recommend liquidation will not, however, affect the right of the Gold Fund's shareholders to redeem their shares or to exchange their shares for shares of any other Fund without payment of any additional sales charge.



Non-Diversification Risk -- First Eagle Fund of America



The First Eagle Fund of America is a non-diversified mutual fund. As such, an investment in the Fund may expose your money to greater risks than if you invest in a diversified fund. Because the Fund may invest in a limited number of companies and industries, gains or losses in a particular security may have a greater impact on its share price.



Event-Driven Style Risk -- First Eagle Fund of America



The event-driven investment style used by the First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

                             THE FUNDS' PERFORMANCE



Many factors affect an investment fund's performance. The following information provides some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns over the periods indicated compare to those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance.



First Eagle Global Fund


The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.

                       Calendar Year Total Returns Chart


                       First Eagle Global Fund -- Class A

                          (Numbers are in percentages)

'93               26.15
'94                2.52
'95               15.24
'96               13.64
'97                8.54
'98               (0.26)
'99               19.56
'00                9.72
'01               10.21
'02               10.23


For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Global Fund.

Best Quarter      10.45%    Fourth Quarter 2001

Worst Quarter    (10.98)%   Third Quarter 1998


The investment performance for the last quarter of 2002 was 9.18%.

The following table illustrates how the Global Fund's average annual return for different calendar periods compares to the return of the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a widely followed unmanaged group of stocks from 23 international markets. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.


                     Average Annual Total Return Comparison
                           as of December 31, 2002(1)

                                                   10       Life of       Life of
                            1 Year    5 Years    Years    Class C(3)    Class I(3)
First Eagle Global Fund
   Class A Shares(2)
      Return Before
        Taxes............    4.72%        8.88%  10.89%
      Return After Taxes
        on Distributions     3.52%        5.64%   7.98%
      Return After Taxes
        on Distributions
        and Sale of Fund
        Shares...........    3.08%        5.70%   7.62%
   Class C Shares
      Return Before
        Taxes............    8.36%      N/A       N/A     10.61%
   Class I Shares
      Return Before
        Taxes............   10.51%      N/A       N/A                   10.24%
   MSCI World Index
    (reflects no
    deduction for fees,
    expenses or taxes)...  (19.89)%      (2.11)%  6.26%    (18.55)%       (5.70)%


(1) This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.

(2) After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 38.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Such returns do not reflect the effect of state and local taxes. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) Inception of Class C shares on June 5, 2000. Inception of Class I shares on July 31, 1998.

First Eagle Overseas Fund


The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.

                        Calendar Year Total Return Chart


                      First Eagle Overseas Fund -- Class A

                          (Numbers are in percentages)

'94             7.79
'95            11.79
'96            14.53
'97             3.02
'98             2.53
'99            33.19
'00             5.68
'01             5.35
'02            12.53


For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Overseas Fund.

Best Quarter      15.32%   Second Quarter 1999

Worst Quarter    (13.82)%  Third Quarter 1998


The investment performance for the last quarter of 2002 was 10.33%.


The following table illustrates how the Overseas Fund's average annual return for different calendar periods compares to the return of the Morgan Stanley Capital International (MSCI) EAFE Index. The MSCI EAFE Index is a widely followed unmanaged group of stocks from 21 international markets. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                           as of December 31, 2002(1)

                                               Life of       Life of     Life of
                           1 year    5 years   Class A(3)   Class C(3)  Class I(3)
First Eagle Overseas Fund
   Class A Shares(2)
      Return Before
        Taxes...........    6.91%       10.49%   10.58%
      Return After Taxes
        on Distributions    6.22%        7.48%    7.86%
      Return After Taxes
        on Distributions
        and Sale of Fund
        Shares..........    4.23%        7.22%    7.46%
   Class C Shares
      Return Before
        Taxes...........   10.67%      N/A       N/A        8.35%
   Class I Shares
      Return Before
        Taxes...........   12.69%      N/A       N/A           N/A      10.60%
   MSCI EAFE Index
    (reflects no
    deduction for fees,
    expenses or taxes)..  (15.94)%      (2.89)%    1.04%     (18.81)%    (6.66)%


(1) This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.

(2) After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 38.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Such returns do not reflect the effect of state and local taxes. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) Inception of Class A shares on August 31, 1993. Inception of Class C shares on June 5, 2000. Inception of Class I shares on July 31, 1998.

First Eagle U.S. Value Fund



The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.



                        Calendar Year Total Return Chart



                     First Eagle U.S. Value Fund -- Class A


                         (Numbers are in percentages)

'02               (2.58)


For the periods presented in the bar chart above, here is some additional return information for Class A shares of the U.S. Value Fund.

Best Quarter       7.71%    First Quarter 2002

Worst Quarter     (9.57)%   Third Quarter 2002



The investment performance for the last quarter of 2002 was 5.58%.



The following table illustrates how the U.S. Value Fund's average annual return for different calendar periods compares to the return of the Russell 2000 Index. The Russell 2000 Index is a widely followed unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                           as of December 31, 2002(1)

                                                                 Life of
                                                      1 year     Fund(3)
First Eagle U.S. Value Fund
   Class A Shares(2)
      Return Before Taxes..........................   (7.37)%      4.15%
      Return After Taxes on Distributions..........   (9.21)%      1.82%
      Return After Taxes on Distributions and Sale
        of Fund Shares.............................   (4.64)%      1.90%
   Class C Shares
      Return Before Taxes..........................   (5.31)%      5.72%
   Class I Shares
      Return Before Taxes..........................   (2.41)%      7.60%
   Russell 2000 Index (reflects no deduction for
    fees, expenses or taxes).......................  (20.48)%    (12.66)%



(1) This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.



(2) After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 38.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Such returns do not reflect the effect of state and local taxes. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(3) Inception on September 4, 2001.

First Eagle Gold Fund



The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.



                        Calendar Year Total Return Chart



                        First Eagle Gold Fund -- Class A


                          (Numbers are in percentages)

'94            (0.84)
'95             1.28
'96             0.89
'97           (29.79)
'98           (18.44)
'99             8.09
'00           (17.91)
'01            37.31
'02           106.97



For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Gold Fund.

Best Quarter      50.40%    First Quarter 2002

Worst Quarter    (22.44)%   Fourth Quarter 1997



The investment performance for the last quarter of 2002 was 14.64%.


The following illustrates how the Gold Fund's average annual return for different calendar periods compares to the return of the Financial Times Gold Mines Index and the Morgan Stanley Capital International (MSCI) World Index. The Financial Times Gold Mines Index is an unmanaged index comprised of 32 gold mining companies. The MSCI World Index is a widely followed group of unmanaged stocks from 23 international markets. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                            as of December 31, 2002




                                                       Since inception
                                                           of Fund
                                    1 Year   5 Years  (August 31, 1993)

First Eagle Gold Fund
   Class A Shares(1)
    Return Before Taxes..........   96.63%   14.63%        5.22%
    Return After Taxes on
      Distributions..............   96.11%   13.22%        3.94%
    Return After Taxes on
      Distributions and Sale of
      Fund Shares................   59.28%   11.20%        3.44%
   FT Gold Mines Index (reflects
    no deduction for fees,
    expenses or taxes)...........   52.36%    3.84%       (4.05)%
   MSCI World Index (reflects no
    deduction for fees, expenses
    or taxes)....................  (19.89)%  (2.11)%       4.39%


(1) After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 38.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Such returns do not reflect the effect of state and local taxes. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

First Eagle Fund of America



The performance information depicted below was attained by the Fund in its prior format as a series of First Eagle Funds trust. The Fund is managed in the same manner, by the same investment personnel and subject to the same investment policies as when it was a series of the trust.



The following bar chart assumes reinvestment of dividends and distributions.



                       Calendar Year Total Returns Chart



                     First Eagle Fund of America -- Class Y


                          (Numbers are in percentages)


'93            23.85
'94            (2.60)
'95            36.40
'96            29.34
'97            29.46
'98            20.99
'99            12.09
'00             0.34
'01             8.25
'02            (7.23)




For the periods presented in the bar chart above, here is some additional return information.

Best Quarter      16.82%   Fourth Quarter 1998

Worst Quarter    (13.48)%  Third Quarter 1998



The investment performance for the last quarter of 2002 was 3.41%.



The following table illustrates how the Fund's average annual returns for different calendar periods compare to the return of the Standard & Poor's 500 Stock Index. The Standard & Poor's 500 Stock Index is a widely recognized unmanaged index of the stocks of 500 U.S. companies. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                           as of December 31, 2002(1)

                                                    10       Life of      Life of
                               1 Year    5 Years  Years     Class C(3)   Class A(3)
First Eagle Fund of America
   Class Y Shares(2)
      Return Before Taxes...   (7.23)%    6.44%   14.18%
      Return After Taxes on
        Distributions.......   (7.23)%    4.95%   10.57%
      Return After Taxes on
        Distributions and
        Sale of Fund
        Shares..............   (4.44)%    4.84%   10.07%
   Class C Shares
      Return Before Taxes...   (8.83)%     N/A     N/A      4.00%
   Class A Shares
      Return Before Taxes...  (11.98)%     N/A     N/A         N/A       2.81%
   Standard & Poor's 500
    Stock Index (reflects no
    deduction for fees,
    expenses or taxes)......  (22.15)%   (0.62)%   9.32%     (2.24)%      (5.07)%



(1) After-tax returns presented only for no-load Class Y shares. After-tax returns for Class C shares and Class A shares will vary.



(2) After-tax returns are calculated using the highest individual federal income tax rate for each year in the presentation (currently 38.6% for ordinary income and short-term capital gains and 20% for long-term capital gains). Such returns do not reflect the effect of state and local taxes. Your actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



(3) Inception of Class C shares on March 2, 1998. Inception of Class A shares on November 20, 1998.



                               FEES AND EXPENSES



The following information describes the fees and expenses you may pay if you buy and hold shares of each Fund. Shareholder fees are paid directly from your investment. Operating expenses are paid from the Fund's assets and are therefore incurred by shareholders indirectly.

First Eagle Global Fund's Fees and Expenses

                                                 Class A   Class C   Class I
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases (as
    a percentage of public offering price).....   5.00%    None      None
   Maximum Deferred Sales Charge (Load) as a
    percentage of the lesser of your purchase
    or redemption price........................  None       1.00%    None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the amount
    redeemed within 90 days of purchase).......   2.00%     2.00%     2.00%

   Annual Operating Expenses
   Management Fees.............................   0.75%     0.75%     0.75%
   Distribution (12b-1)/Service Fees...........   0.25%     1.00%    None
   Other Expenses**............................   0.34%     0.35%     0.34%
                                                  ----      ----      ----
   Total Annual Operating Expenses.............   1.34%     2.10%     1.09%
                                                  ----      ----      ----
                                                  ----      ----      ----



 * Redemption proceeds sent by bank wire are subject to a $7.50 fee.



** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2002.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.


Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                         1 Year   3 Years   5 Years   10 Years
   Class A shares......................   $630     $903     $1,197     $2,032
   Class C shares......................   $313     $658     $1,129     $2,431
   Class I shares......................   $111     $347     $  601     $1,329



Since only Class C shares of the Global Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the Fund at the end of the following periods:

                                         1 Year   3 Years   5 Years   10 Years
   Class C shares......................   $213     $658     $1,129     $2,431

First Eagle Overseas Fund's Fees and Expenses

                                             Class A      Class C   Class I
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases
    (as a percentage of public offering
    price).................................   5.00%         None      None
   Maximum Deferred Sales Charge (Load) as
    a percentage of the lesser of your
    purchase or redemption price...........    None        1.00%      None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the
    amount redeemed within 90 days of
    purchase)..............................   2.00%        2.00%     2.00%
   Annual Operating Expenses
   Management Fees.........................   0.75%        0.75%     0.75%
   Distribution (12b-1)/Service Fees.......   0.25%        1.00%      None
   Other Expenses**........................   0.39%        0.40%     0.40%
                                              ----         ----      ----
   Total Annual Operating Expenses.........   1.39%        2.15%     1.15%
                                              ----         ----      ----
                                              ----         ----      ----




 * Redemption proceeds sent by bank wire are subject to a $7.50 fee.



** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2002.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.


Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                     1 Year   3 Years   5 Years   10 Years
   Class A shares..................   $634     $918     $1,222     $2,085
   Class C shares..................   $318     $673     $1,154     $2,483
   Class I shares..................   $117     $365     $  633     $1,398



Since only Class C shares of the Overseas Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the Fund at the end of the following periods:

                                     1 Year   3 Years   5 Years   10 Years
   Class C shares..................   $218     $673     $1,154     $2,483

First Eagle U.S. Value Fund's Fees and Expenses

                                              Class A   Class C   Class I
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases
    (as a percentage of public offering
    price)..................................   5.00%    None      None
   Maximum Deferred Sales Charge (Load) as a
    percentage of the lesser of your
    purchase or redemption price............  None       1.00%    None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the
    amount redeemed within 90 days of
    purchase)...............................   2.00%     2.00%     2.00%

   Annual Operating Expenses
   Management Fees..........................   0.75%     0.75%     0.75%
   Distribution (12b-1)/Service Fees........   0.25%     1.00%    None
   Other Expenses**.........................   0.92%     0.92%     0.94%
                                               ----      ----      ----
   Total Annual Operating Expenses Before
    Expense Reimbursement***................   1.92%     2.67%     1.69%
   Less Expense Reimbursement (through
    12/31/02; no longer in effect)***.......   0.42%     0.42%     0.44%
   Net Annual Operating Expenses***.........   1.50%     2.25%     1.25%
                                               ----      ----      ----





 * Redemption proceeds sent by wire are subject to a $7.50 fee.



 ** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2002.



*** Without these expense reimbursements, which were discontinued on December 31, 2002, net annual operating expenses for the period would have been higher.



Example



This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.



Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                             5        10
                                        1 Year   3 Years   Years    Years
   Class A shares.....................   $685    $1,073    $1,485   $2,631
   Class C shares.....................   $370    $  829    $1,415   $3,003
   Class I shares.....................   $172    $  533    $  918   $1,998

Since only Class C shares of the U.S. Value Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the U.S. Value Fund at the end of the following periods:

                                                              5        10
                                         1 Year   3 Years   Years    Years
   Class C shares......................   $270     $829     $1,415   $3,003



First Eagle Gold Fund's Fees and Expenses


                                                               Class A
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases (as a percentage
    of public offering price)...............................    5.00%
   Maximum Deferred Sales Charge (Load) as a percentage of
    the lesser of your purchase or redemption price.........    None
   Redemption Fee* (as a percentage of the lesser of your
    purchase price of the amount redeemed within 90 days of
    purchase)...............................................    2.00%

   Annual Operating Expenses
   Management Fees..........................................    0.75%
   Distribution (12b-1)/Service Fees........................    0.25%
   Other Expenses**.........................................    0.66%
                                                                ----
   Total Annual Operating Expenses..........................    1.66%
                                                                ----



 * Redemption proceeds sent by wire are subject to a $7.50 fee.



** Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2002.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.


Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                         1 Year   3 Years   5 Years   10 Years
   Class A shares......................   $660     $997     $1,357     $2,367

First Eagle Fund of America's Fees and Expenses

                                                 Class A   Class C   Class Y
   Shareholder Fees
   Maximum Sales Charge (load) on purchases as
    a percentage of offering price.............   5.00%      None      None
   Maximum Deferred Sales Charge (load) on
    purchases as a percentage of the lesser of
    your purchase or redemption price..........    None     1.00%      None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the amount
    redeemed within 90 days of purchase).......   2.00%     2.00%     2.00%

   Annual Operating Expenses
   Management Fees.............................   1.00%     1.00%     1.00%
   Distribution (12b-1)/Service Fees...........   0.50%     1.00%     0.25%
   Other Expenses**............................   0.26%     0.26%     0.26%
                                                  ----      ----      ----
   Total Annual Operating Expenses.............   1.76%     2.26%     1.51%
                                                  ----      ----      ----




 * Redemption proceeds sent by bank wire are subject to a $7.50 fee.


** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2002.



Example


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.


Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                        1 Year   3 Years   5 Years   10 Years
Class A shares........................   $670    $1,026    $1,406     $2,469
Class C shares........................   $329    $  706    $1,210     $2,595
Class Y shares........................   $154    $  477    $  824     $1,802



Since only Class C shares have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares at the end of the following periods:

                                         1 Year   3 Years   5 Years   10 Years
   Class C shares......................   $229     $706     $1,210     $2,595

                              OUR MANAGEMENT TEAM

The Adviser


The Adviser of the Company is Arnhold and S. Bleichroeder Advisers, LLC, a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ('ASB Holdings'). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses -- Gebr. Arnhold founded in Dresden in 1864 and S. Bleichroeder founded in Berlin in 1803. The Adviser offers a variety of investment management services. In addition to the Funds, its clients include corporations, foundations, major retirement plans and high net worth individuals. As of January 2003, the Adviser had more than $7 billion under management.



Jean-Marie Eveillard, Co-President of the Company, and Charles de Vaulx, Senior Vice President of the Company, are primarily responsible for the day-to-day management of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund.
Mr. Eveillard has acted in such capacity since the inception of each of the Overseas Fund, the U.S. Value Fund and the Gold Fund and, with respect to the Global Fund, since 1979. Mr. Eveillard is an officer of ASB Holdings and was formerly a Director and President or Executive Vice President of Societe Generale Asset Management Corp. ('SGAM Corp.') since 1990. Mr. de Vaulx is an officer of ASB Holdings and was formerly associated with SGAM Corp. since 1987. Mr. de Vaulx has been a Co-Portfolio Manager of the Global Fund, the Overseas Fund and the Gold Fund since December 31, 1999 and the U.S. Value Fund since its inception.



The personnel responsible for the day-to-day management of the First Eagle Fund of America are described below under 'The Subadviser.'



The Adviser is responsible for the management of each of the Funds' portfolios and either directly reviews their holdings in the light of its own research analysis and those of other relevant sources or, in the case of the First Eagle Fund of America, oversees and supervises the investment management services provided by the Subadviser. In return for its services, the Funds pay the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

Global Fund...........  1.00% of the first $25 million and 0.75%
                        of the excess over $25 million
Overseas Fund.........  0.75%
U.S. Value Fund.......  0.75%
Gold Fund.............  0.75%
First Eagle Fund of     1.00%
 America..............



The Sub-Adviser



Pursuant to a subadvisory agreement ('Subadvisory Agreement') with the Adviser, Iridian Asset Management LLC ('Iridian' or the 'Subadviser') manages the investments of the First Eagle Fund of America. Iridian, a registered investment adviser whose primary office is at 276 Post Road West, Westport, CT 06880, is a majority-owned subsidiary of BIAM (US), Inc., a U.S. subsidiary of The Governor and Company of The Bank of Ireland. Harold J. Levy is a portfolio manager of the First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of the Fund in its prior format as a series of the First Eagle Funds trust since its inception in April 1987. David L. Cohen is a portfolio manager of the Fund and, as an employee of ASB Advisers, was a portfolio manager of the Fund in its prior format as a series of the First Eagle Funds trust since 1989. Messrs. Levy and Cohen are minority owners of Iridian, which they formed in November 1995. Prior to the Subadvisory Agreement, Messrs. Levy and Cohen were also employed by ASB Advisers since 1985 and 1989, respectively.



The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and, on the day following the second anniversary of the Subadvisory Agreement, will be further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

Distribution and Shareholder Services Expenses


The shares of each of the Funds are offered, in states and countries in which such offer is lawful, to investors either through selected securities dealers or directly by First Eagle Funds Distributors, a division of ASB Securities, LLC ('First Eagle Distributors' or the 'Distributor'), the Funds' principal underwriter. Like ASB Advisers, ASB Securities, LLC is a wholly owned subsidiary of ASB Holdings. Class A shares of each of the Funds are subject to the front-end sales charges described under 'About Your Investment -- Public Offering Price of Class A Shares.'



Each of the Funds has adopted Distribution Plans and Agreements pursuant to Rule 12b-1 (the 'Plans') under the Investment Company Act of 1940. Under the Plans, each Fund pays First Eagle Distributors distribution related fees at an annual rate of 0.25% of the average daily net asset value of the Fund attributable to its Class A shares (0.50% in the case of the First Eagle Fund of America), distribution related fees as well as service fees at a combined annual rate of 1.00% of the average daily net asset value of the Fund attributable to its Class C shares (except for the Gold Fund, which does not issue Class C shares), and in the case of the First Eagle Fund of America, distribution related fees at an annual rate of 0.25% of the average daily net asset value of the Fund attributable to its Class Y shares. First Eagle Distributors has agreed, subject to its right to unilaterally require payments monthly, to accept the payments involved (whether distribution related or service fees) on a quarterly basis other than in certain exceptional cases. First Eagle Distributors is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares, the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. However, First Eagle Distributors will not pay dealers 12b-1, distribution related and service fees for any quarter in which they have less than $50,000 in Fund accounts. First Eagle Distributors bears distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by First

Eagle Distributors in any fiscal year of a Fund that are not reimbursed from payments under the Plans accrued in such fiscal year, will not be carried over for payment under the Plans in any subsequent year. Class I shares of the Global Fund, the Overseas Fund and the U.S. Value Fund do not participate in the Plans and are not charged with any portion of the payments made under the Plans. Because the fees are paid from Fund assets on an on-going basis, over time these fees will increase the cost of an investment in the Funds and may ultimately cost more than paying other types of sales charges.


                             ABOUT YOUR INVESTMENT
Investing well requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy that will best meet your financial goals over the longer term.

How to Purchase Shares


The minimum initial and subsequent investment amounts generally required for each Fund and each class of shares within a Fund are listed in the table below:

               Minimum Investments                   Initial*   Subsequent
   Global Fund Class A............................  $2,500         $100
   Global Fund Class C............................  $2,500         $100
   Global Fund Class I**..........................  $1 million     $100
   Overseas Fund Class A..........................  $2,500         $100
   Overseas Fund Class C..........................  $2,500         $100
   Overseas Fund Class I**........................  $1 million     $100
   U.S. Value Fund Class A........................  $2,500         $100
   U.S. Value Fund Class C........................  $2,500         $100
   U.S. Value Fund Class I**......................  $1 million     $100
   Gold Fund Class A..............................  $2,500         $100
   First Eagle Fund of America Class A............  $2,500         $100
   First Eagle Fund of America Class C............  $2,500         $100
   First Eagle Fund of America Class Y............  $2,500         $100



 * Minimum initial investments with respect to purchases of Class A, Class C and Class Y shares by an individual retirement account are $1,000 (instead of $2,500 as is otherwise required).



** The current aggregate net asset value of a shareholder's accounts in any of the Funds may qualify for purposes of meeting the initial minimum investment amount for Class I shares of the Global Fund, the Overseas Fund or the U.S. Value Fund. The minimum may be waived for Class I shares for sponsors of 401(k) Plans and wrap fee programs if approved by First Eagle Distributors, the Fund's principal underwriter.



The Automatic Investment Program and Automatic Exchange Program each requires a minimum initial investment of $100 per


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



Fund. 'Starter' checks and third-party checks will not be accepted for purposes of purchasing shares, although third-party checks may be accepted in connection with individual retirement account roll-overs. The Company reserves the right to waive the initial minimum investment amounts, at the discretion of the principal underwriter, for certain investors, including Company employees and directors and employees and officers of the Adviser and its affiliates. A Fund's shares may be purchased through authorized dealers or through First Eagle Distributors, the Funds' principal underwriter. A completed and signed application is required to open an initial account with the Funds. If there is no application accompanying this Prospectus, please call (800) 334-2143 to obtain one.



The Distributor reserves the right to limit the purchase of a Fund's shares when it is in the best interest of the Fund.



The Company and the Distributor each reserves the right to refuse any order for purchase of shares and to cancel any purchase (for example, due to nonpayment or with respect to 'market timing' investors or investors identified as money-laundering risks). Share purchases are not binding on the Company or the Distributor until they are confirmed by the Funds' transfer agent, DST Systems, Inc. ('DST') as paid. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks. No cash or cash equivalents (such as travelers checks or money orders) will be accepted. As a condition of this offering, if an investor's purchase is canceled due to nonpayment or because his or her check or Automated Clearing House ('ACH') transfer does not clear, the investor will be responsible for any loss a Fund may incur as a result thereof.



Anti-Money Laundering Compliance



The Company and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Company or the Distributor may request additional information from you to verify your identity and source of funds. If the Company or the Distributor deems the information submitted does not provide for adequate identity verification, it reserves the right to reject the establishment of your account. If at any time the Company believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of


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



suspicious persons, they may choose not to establish a new account or may be required to 'freeze' a shareholder's account. They also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Company or the Distributor to inform the shareholder that it has taken the actions described above.


How Fund Share Prices Are Calculated

Net asset value for each share class of each Fund is determined as of the close of trading on the New York Stock Exchange ('NYSE'), normally 4:00 p.m. E.S.T. on each day during which the NYSE is open for trading. The net asset value per share of each class of shares of each Fund is computed by dividing the total current value of the assets of the relevant Fund, which are attributable to the share class, less the total liabilities of the Fund which are attributable to the share class, by the total number of shares of the share class outstanding at the time of such computation. Because each Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the Funds' share value may change on days when shareholders will not be able to purchase or redeem the Funds' shares.


Orders for shares received by DST prior to the close of trading on the NYSE, or orders received by dealers prior to such time and transmitted to the Distributor prior to the latter's close of business, will be effected based on the net asset value per share determined as of the close of trading on the NYSE that day. If an order is received by DST or by the dealer after the close of the NYSE, it will be priced on the next day that the NYSE is open for trading.


Purchases Through Dealers


Investors may purchase a Fund's shares through selected securities dealers with whom the Distributor has sales agreements. A prospective investor may obtain additional New Account Applications from such


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



authorized dealers. For a list of authorized dealers, please contact the Distributor at (800) 747-2008. Authorized dealers and financial service firms are responsible for promptly transmitting purchase orders to First Eagle Distributors, the Funds' principal underwriter. Certain broker-dealers or financial services firms may purchase shares at their net asset value per share without a sales commission and charge investors a transaction charge or other advisory fee through a wrap fee or other similar program. Class A shares of each Fund are sold with a front-end sales commission and an annual distribution (Rule 12b-1) fee. Class C shares of each Fund (other than the Gold Fund, which does not offer Class C shares) are sold with a 'level-load' (consisting of an annual distribution (Rule 12b-1) fee and an annual service fee). Class Y shares of the First Eagle Fund of America are sold with an annual distribution (Rule 12b-1)
fee). Class I shares of the Global Fund, the Overseas Fund and the U.S. Value Fund are sold principally to institutional investors purchasing in quantities of $1 million or more and are not subject to sales charges or distribution (Rule 12b-1) fees.


Public Offering Price of Class A Shares


The public offering price at which share transactions will be effected will be equal to the net asset value per share plus, in the case of Class A shares of each Fund, a sales charge. The sales charges applicable to Class A shares currently in effect are as follows:

                             Sales Charge as a percentage of      Dealer Allowance
 Class A Shares Dollars    ------------------------------------   as a percentage of
        Invested           Offering Price   Net Amount Invested   Offering Price
        --------           --------------   -------------------   ---------------
   Less than $25,000.....       5.00%              5.26%                 4.50%
   $25,000 but less than
    $50,000..............       4.50               4.71                  4.25
   $50,000 but less than
    $100,000.............       4.00               4.17                  3.75
   $100,000 but less than
    $250,000.............       3.25               3.36                  3.00
   $250,000 but less than
    $500,000.............       2.50               2.56                  2.25
   $500,000 but less than
    $1,000,000...........       1.50               1.52                  1.25

   $1,000,000 and
    over*................       0.00               0.00                  0.00


---------


* Please see following page.


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


Sales charges applicable to persons residing in countries outside the United States may vary from those listed above.


The Distributor reallows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over dealer discounts. The Distributor may from time to time reallow the entire sales load, and may provide additional promotional incentives, to dealers selling a Fund's shares. Such additional promotional incentive may include financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel and payment for travel expenses for such seminars or training programs. In some instances the entire reallowance or incentives may be offered only to certain dealers which have sold or may sell significant amounts of a Fund's shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.



*Class A Contingent Deferred Sales Charge -- Global Fund, Overseas Fund and U.S. Value Fund



There is no initial sales charge on purchases of Class A shares of one or more of any of the Funds (including the Gold Fund and First Eagle Fund of America) aggregating $1 million. In this regard, First Eagle Distributors, as the Funds' principal underwriter, may pay dealers of record commissions in an amount up to 0.75% of purchases of Class A shares of Global Fund, Overseas Fund and U.S. Value Fund that were not previously subject to a front-end sales charge and dealer commission.**



Therefore, if you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the 'Class A contingent deferred sales charge') may be deducted from the redemption proceeds. The Class A contingent deferred sales charge may be up to, but will not exceed, 0.75% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares

** For purchases in excess of $5 million, dealers should call the Distributor
   (800) 747-2008.


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



purchased by reinvestment of dividends or capital gain distributions), or
(2) the original net asset value of the redeemed shares.


In determining whether a Class A contingent deferred sales charge is payable when shares are redeemed, shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, will be redeemed first. Other shares will then be redeemed in the order in which you purchased them.


The Class A contingent deferred sales charge is not charged on Class A exchanges. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the Class A contingent deferred sales charge will apply.



Employer sponsored retirement plans making an initial purchase of Class A shares of any of the Funds of $1 million or more may invest with no sales charge. These plans may be subject to the Class A contingent deferred sales charge if fully redeemed within 18 months of the end of the calendar month of their purchase.


Reducing the Sales Charge


As shown in the table under 'Public Offering Price of Class A Shares,' the size of the total investment in Class A shares of a Fund will affect the sales charge on the investment. Described below are several methods to reduce the applicable sales charge. In order to obtain a reduction in the sales charge, an investor must notify, at the time of purchase, his or her dealer, the Distributor or DST of the applicability of one of the following:



Aggregation. The investment schedule applies to the total amount being invested in Class A shares by any 'person,' which term includes an individual, his or her spouse, parents and children; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Internal Revenue Code) although more than one beneficiary is involved; or any U.S. bank or investment adviser purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time, may combine these investments into a single transaction in order to reduce the applicable sales charge. Individual accounts and corporate/partnership accounts may not be aggregated for purposes of reducing the sales charge.



Rights of Accumulation. A Fund's Class A shares may be purchased at a reduced sales charge by a 'person' (as defined above in 'Aggregation') who is already a shareholder in the Funds by calculating the amount being invested together with the current net asset value of the shares of any share class of any Fund already held by such person. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to these 'Rights of Accumulation,' the investor must notify his or her dealer, the Distributor or DST at the time of purchase that the investor wishes to take advantage of such entitlement, and give the numbers of his accounts, and those accounts held in the name of his or her spouse, parents or children and the specific relationship of each such other person to the investor.



Letter of Intention. A 'person' (as defined above in 'Aggregation') may also qualify for a reduced sales charge by completing the Letter of Intention (the 'Letter') contained in the New Account Application or a form for this purpose which may be obtained by contacting the Company at (800) 334-2143. This enables the investor to aggregate purchases of shares of any share class of any Fund during a thirteen-month period for purposes of calculating the applicable sales charge. Applicable shares of any Fund currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their net asset value on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his or her dealer, the Distributor or DST that a Letter is on file along with all account numbers associated with the Letter.

The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor's purchases are less than the amount specified, the investor will be requested to remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter. Either the shareholder or the Company may cancel the arrangement at will.


Sales at Net Asset Value. Class A shares of each Fund may be sold at net asset value per share (i.e., without a sales charge) (i) to registered representatives or employees of authorized dealers, the spouse, parents or children of such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client, (iii) to investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisers and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution, and (v) to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and 'rabbi trusts.' Investors may be charged a fee if they effect transactions in Class A shares through a broker or agent. Class A Shares of the Funds may also be sold at net asset value per share to current officers, directors and employees of the Company, ASB Advisers, ASB Holdings, First Eagle Distributors, employees of certain firms providing services to the Funds (such as the custodian and the shareholder servicing agent), and to the spouse, parents and children of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons. A Fund may also issue Class A shares at net asset value per share in connection with the acquisition of, or merger or consolidation with, another investment company. The sales of Class A shares at net asset value per share described in this section are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares will not be resold except through redemption. Such notice must be given to the Distributor or DST at the time of purchase on a form for this purpose as available from the Company.


Reinstatement Privilege


In addition, an investor is entitled to a one-time per account privilege to reinvest in Class A shares of any First Eagle Fund the proceeds of a full or partial redemption of shares from another First Eagle Fund at the then applicable net asset value per share without payment of a sales charge. To exercise this privilege the investor must submit to the Distributor or DST, within 90 calendar days after the redemption, both a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds. An investor may also transfer an investment in any Fund to an IRA or other tax qualified retirement plan account in any Fund without payment of a sales charge. Such a transfer involves a redemption of a Fund's shares and a reinvestment of the proceeds and, hence, may involve a taxable transaction for income tax purposes.



First Eagle Distributors may waive the front-end sales charge for investors who purchase Class A shares of a Fund with the proceeds from a redemption of Class A shares of another 'load' mutual fund made within 90 days of the purchase. The investor or the investor's broker must inform First Eagle Distributors at the time the order for the purchase is placed and must provide a copy of the investor's prior account statement showing the investment and redemption.


Reinstatement will not prevent recognition of a gain realized on the redemption, but a loss may be disallowed for tax purposes. The amount of gain or loss resulting from the redemption may be affected by exercise of the reinstatement privilege if the shares redeemed were held for 90 days or less, or if a shareholder reinvests in the Funds within 30 days.


Purchasing Level-Load Class C Shares



Level-load Class C shares of a Fund (other than the Gold Fund, which does not offer Class C shares) can be purchased through an investment professional at net asset value per share. Investors do not have to pay sales charges on Class C shares, but may pay a contingent deferred sales charge equal to 1.00% of the original purchase price or the current market value, whichever is lower (called the 'Class C contingent deferred sales charge'), on shares sold or redeemed within the first year of purchase.


Class C shares are also available through 401(k) plans. Investors purchasing Class C shares in connection with wrap programs and participant directed retirement plans, such as 401(k) plans, will not be subject to a front-end sales commission or a Class C contingent deferred sales charge.


Level-load Class C shares of each of the Funds carry an annual 0.25% service fee and an annual 0.75% distribution (Rule 12b-1) fee. Because the service and Rule 12b-1 fees are paid from your investment in a Fund on an ongoing basis, over time these fees may ultimately cost more than paying other types of sales charges. The Distribution Plans and Agreements adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 are described under 'Our Management Team-Distribution and Shareholder Services Expenses.' In addition to the fees described above, distributors of shares of the Funds are normally paid a separate initial 1.00% fee on the sale of Class C shares by the underwriter. (The Class C contingent deferred sales charge is intended to compensate the underwriter for these payments with respect to investors holding shares less than one year.) Distributors of Class C shares of each Fund that are not subject to a Class C contingent deferred sales charge will be paid this distribution fee and the service fee on a quarterly basis.

First Eagle Fund of America Class Y Shares



First Eagle Fund of America no-load Class Y shares can be purchased through an investment professional or directly from the Company at net asset value per share. Investors in the Fund do not have to pay sales charges, but do have an annual 0.25% distribution (Rule 12b-1) fee. Class Y shares are also available through 401(k) plans.


Bookshare Account Plan


To facilitate the handling of transactions with shareholders, the Funds use a bookshare account plan for shareholder accounts. DST, as the Funds' transfer agent, automatically opens and maintains an account for each of the Funds' shareholders directly registered with the Fund. All interests in shares, full and fractional (rounded to three decimal places), are reflected in a shareholder's book account. After any purchase, a confirmation is mailed to the shareholder indicating the amount of full and fractional shares purchased, the price per share and a statement of his or her account. Stock certificates will not be issued for the shares of any Fund.


Where to Send Your Application


Shares of a Fund may be purchased through the Distributor by mailing a check made payable to The First Eagle Funds along with the completed New Account Application to The First Eagle Funds, c/o DST, P.O. Box 219324, Kansas City, MO 64121-9324. Shares may also be purchased through the Distributor by ACH transfer or by bank wire. Please call (800) 334-2143 for procedures as to how to establish and administer the ACH purchase option, and please call prior to wiring any funds.



Investors may purchase a Fund's shares through selected securities dealers with whom the Distributor has sales agreements. A prospective investor may obtain additional New Account Applications from such authorized dealers. For a list of authorized dealers, please call the Distributor at (800) 747-2008. Authorized dealers and financial service firms may charge the investor a transaction fee in addition to any applicable sales load. Authorized dealers and financial service firms are responsible for promptly transmitting purchase orders to the Distributor.


Minimum Account Size


Due to the high cost of maintaining smaller accounts, the Company reserves the right to redeem shares in any account if the value of that account drops below $2,500, except accounts for shareholders currently participating in the Automatic Investment Program (or for retirement accounts). The Company also reserves the right to redeem shares in any Class I account of the Global Fund, the Overseas Fund or the U.S. Value Fund if the value of that Class I account drops below $100,000. A shareholder will be allowed at least 30 days to make an additional investment to bring his or her account value to the stated minimum before the redemption is processed.


Automatic Investment Program

Investors may make regular semi-monthly, monthly or quarterly investments of $100 (or more) in shares of any Fund automatically from a checking or savings account on or about the 5th and/or 20th of the month. Upon written authorization, DST will debit the investor's designated bank account as indicated and use the proceeds to purchase shares of the Fund for the investor's account. Because approval by the investor's bank is required, establishment of an Automatic Investment Program may require at least 30 days. To establish an Automatic Investment Program, indication must be made on the New Account Application or Special Options Form, and a check (minimum $100, if a new account is being established), savings account deposit slip or savings account statement must be forwarded to DST. Shares purchased through Automatic Investment Program payments are subject to the redemption restrictions for recent purchases described in 'Redemption of Shares.' The Company may amend or cease to offer the Automatic Investment Program at any time.

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


                         ONCE YOU BECOME A SHAREHOLDER

After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

Exchanging Your Shares


Shareholders or authorized parties are entitled to exchange some or all of their shares of any Fund for shares of any other Fund. Class A shares of a Fund may be exchanged for Class A shares of any other Fund; Class C shares of a Fund may be exchanged for Class C shares of any other Fund; Class I shares of the Global Fund, Overseas Fund and U.S. Value Fund may be exchanged for Class I shares of any other such Fund or Class Y shares of the First Eagle Fund of America; and Class Y shares of the First Eagle Fund of America may be exchanged for Class A shares of any other Fund (if the exchange involves Class Y shares valued at less than $1,000,000) or Class I shares of any other Fund (if the exchange involves Class Y shares valued at $1,000,000 or more). Shares will be exchanged at their respective net asset values per share computed as of the close of trading on the NYSE on the day the exchange is requested. There is no charge for the exchange privilege, except in the case of First Eagle Fund of America Class Y shareholders exchanging for Class A shares of another Fund, whose shares will be subject to the front-end sales load applicable to those Class A shares. Any exchange, however, must meet the applicable minimum investment amount for the Fund into which the exchange is being made. In addition, because you may be subject to different fees, expenses and investment risks when you make an exchange, you should carefully review the description of the Fund into which you plan to exchange. Exchanges may constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges or to effect exchanges, contact the Company at (800) 334-2143. The Company reserves the right to limit or terminate the exchange privilege as to any shareholder who makes exchanges more than six times a year (other than through the Automatic Exchange Program or a similar periodic investment program). Exchanges within 90 days of the original investment are assessed a 2% redemption fee as described below under 'Redemption Fee.'

Automatic Exchange Program

Shareholders who wish to automatically exchange shares of one Fund for another on a monthly basis can do so by means of the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account the shareholder is exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged and the program will be discontinued. All conditions with respect to exchange transactions apply as discussed in 'Exchanging Your Shares' above.

Conversion

Class A shares of the Global Fund, the Overseas Fund or the U.S. Value Fund having an aggregate value not less than $1 million may be converted into Class I shares of the same Fund upon the election of the shareholder. Such conversions shall take place at net asset value per share of these share classes, shall not result in the realization of income or gain for Federal income tax purposes and shall be tax free to shareholders. For additional information concerning conversions, or to effect a conversion, contact your dealer, financial intermediary or the Funds at (800) 334-2143.

Dividend Direction Plan

Shareholders in a Fund may elect to have income dividends and capital gains distributions on their Fund shares invested without the payment of any applicable sales charge in shares of any share class of any Fund in which they have an existing account and maintain a minimum account balance. All dividends and distributions so invested are taxable for U.S. federal income tax purposes as though received in cash. For further information about this privilege, contact DST by telephone at (800) 334-2143.

Redemption of Shares

Shareholders have the right to redeem all or any part of their shares of a Fund for cash at their net asset per share value next computed after receipt of the redemption request in the proper form. Shareholders may redeem either through authorized dealers, through

ASB or by telephone. Shares held in the dealer's 'street name' must be redeemed through the dealer.

Redemption through Dealers


Shareholders who have an account with an authorized dealer may submit a redemption request to such dealer. Authorized dealers are responsible for promptly transmitting redemption requests to the Distributor. Dealers may impose a charge for handling redemption transactions placed through them and may have particular requirements concerning redemptions. Accordingly, shareholders should contact their authorized dealers for more information.


Redemptions through ASB


Shareholders may redeem their Fund shares through their dealer or from First Eagle Distributors by transmitting written redemption instructions to The First Eagle Funds, c/o DST, P.O. Box 219324, Kansas City, MO 64121-9324.


Redemption requests must meet all the following requirements to be considered in the proper form:

    1. Written and signed instructions from the registered owner(s) must be received by DST

    2. A letter or a stock power signed by the registered owner(s) must be signature guaranteed by an acceptable guarantor. A guarantee is required for such redemptions to be paid by check greater than $100,000, or where the redemption proceeds are to be sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated by the shareholder. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire when a pre-designated bank has been identified by the shareholder.

    3. All certificates, if any, to be redeemed must be received by DST in negotiable form.

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


    4. In the case of shares held of record in the name of a corporation, trust, fiduciary or partnership, evidence of authority to sign and a stock power with signature(s) guaranteed must be received by DST.

Redemption Proceeds

Payment of the redemption price will generally be made within three business days after receipt of the redemption request in proper form. The Company will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for such shares have cleared, which may take up to 15 days. Investors who wish to avoid any such delay should purchase shares by bank wire. Redemption proceeds are normally paid in the form of a check. Proceeds can also be sent to a shareholder's bank account by ACH transfer or by bank wire when a pre-designated bank has been identified in the New Account Application or Special Options Form. Proceeds sent by ACH transfer should generally be credited to a shareholder's account on the second business day after the redemption. Proceeds sent by bank wire should be credited on the business day following the redemption; however, a fee of $7.50 will be deducted from such proceeds.


First Eagle Fund of America Redemptions in Kind



First Eagle Fund of America normally pays sales proceeds in cash up to $250,000 or 1% of the Fund's total value, whichever is less. The Company reserves the right to make higher redemption payments to redeeming shareholders in the form of marketable securities. This is called a 'redemption in kind.' A redeeming shareholder will pay any applicable commission or other fees when selling these securities.


Redemption Fee


If sold or exchanged within 90 days of the original investment, shares of any share class of each Fund are assessed a 'redemption fee' of 2% of the lesser of their net asset value per share at the time of the sale or exchange or their net asset value per share at the time of purchase. This fee is intended to defray transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee may be waived for qualified retirement plans, wrap programs and certain accounts investing through omnibus positions and the Company reserves the right to impose redemption fees on shares held by such shareholders. This fee may be modified or discontinued at any time. These fees do not represent a deferred sales charge nor a commission paid to the Distributor. Any fees collected will be retained by the Funds for the benefit of the remaining shareholders.


Telephone Privileges

Unless contrary instructions are elected in the New Account Application or Special Options Form, the account will be entitled to make telephone redemptions, exchanges, conversions and account maintenance requests if the shareholder has a preauthorized form on file with the transfer agent. Neither the Company nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Reasonable procedures will be employed on behalf of the Company to confirm that the instructions are genuine. Such procedures include, but are not limited to, written confirmation of telephone transactions, tape recording telephone conversations and requiring specific personal information prior to acting upon telephone instructions.

Any owner(s), trustee(s) or other fiduciary entity as indicated in the account registration, investment professional of record and/or other parties that can provide specific personal information will be allowed to initiate any of the above referenced telephone transactions. Personal information may include a combination of the following items: (i) the Fund and account number, (ii) the account registration, (iii) the social security or tax identification number on the account, (iv) the address of record, (v) designated bank account information and any other information deemed appropriate to allow access to the account.

Telephone redemption requests received prior to the close of business on the NYSE on any business day will be effected on that day. Such requests received after the close of business on the NYSE will be effected on the following business day. Shareholders may not make a redemption request by telephone if the proceeds are to be wired to a bank account number or mailed to an address other than the one previously designated by the shareholder. There is a $100,000 maximum on telephone redemptions by check. There is no limitation on redemptions by ACH transfer or by bank wire. Certain retirement accounts are not eligible for all the telephone privileges referenced above. Please call (800) 334-2143 with all inquiries pertaining to telephone privileges.

Systematic Withdrawal Plan

A shareholder who owns shares of a Fund with a current net asset value of $10,000 or more may use those shares to establish a Systematic Withdrawal Plan monthly or quarterly. A check in a stated amount of not less than $50 will be mailed to the shareholder on or about the 3rd day, 15th day, or 25th day of the month. Dividends and distributions on shares invested under a Systematic Withdrawal Plan may not be taken in cash but must be reinvested, which will be done at net asset value per share. A Fund's shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal and may result in a gain or loss for tax purposes. Purchases of additional shares made concurrently with withdrawals of shares are undesirable because of sales charges incurred when purchases are made. Accordingly, a shareholder may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. New accounts established by check within 15 days of their expected withdrawal date, will not begin distribution until the following month due to the 15-day hold on check purchases. The Company may amend or cease to offer the Systematic Withdrawal Plan at any time.

Retirement Plans


The Company offers a variety of retirement plans such as IRA, Roth-IRA, SEP, SIMPLE IRA and Coverdell Education Savings Account and 403(b)(7) plans which allow investors to save for retirement and defer taxes on investment income, if any. The tax benefits of these plans may not be available for all persons. Investors should consult their tax advisers regarding their eligibility.

Retirement plans may purchase Class I shares of the Global Fund, the Overseas Fund or the U.S. Value Fund provided they meet the minimum initial investment amount of $1 million in an omnibus or pooled account within the relevant Fund and will not require the Fund to pay any type of administrative fee or payment per participant account to any third party.


Retirement plans requiring the payment of such fees, including 'finder's fees,' may purchase Class A shares of the Global Fund, the Overseas Fund or the U.S. Value Fund without an initial sales charge, but may be subject to a Class A contingent deferred sales charge on such investments. See 'Public Offering Price of Class A Shares -- Class A Contingent Deferred Sales Charge.'

                           INFORMATION ON DIVIDENDS,
                            DISTRIBUTIONS AND TAXES


It is the policy of each Fund to make periodic distributions of net investment income and net realized capital gains, if any. Unless a shareholder elects otherwise, ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Funds at net asset value per share calculated as of the payment date. The Funds pay both ordinary income dividends and capital gain distributions on a per share basis. As a result, on the ex-dividend date of such payment, the net asset value per share of the Funds will be reduced by the amount of such payment.



Each Fund intends to qualify and has elected to be treated as a 'regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify, a Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, a Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits, although foreign source income received by a Fund may be subject to foreign withholding taxes.



Shareholders normally will be taxed on the ordinary income dividends and capital gain distributions they receive from a Fund whether received in additional shares or cash. Distributions of capital gains may be taxed at different rates, depending on the length of time the Fund holds the assets to which such gains relate. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.



Tax issues can be complicated. Exchanges of shares of the Funds are treated as sales and purchases and are subject to taxes. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.


By January 31st of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year.

There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the Statement of Additional Information for more information.

                               PRIVACY NOTICE FOR
                            INDIVIDUAL SHAREHOLDERS


The Company is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Company changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.


Why This Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Company, and are therefore covered by this privacy policy.

What We Do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information That We Collect and May Disclose

As part of providing you with the Company's products and services, we may obtain nonpublic personal information about you from the following sources:

Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information


We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities, LLC.


When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

At your request;

When you authorize us to process or service a transaction or product
 (unaffiliated third parties in this instance may include service providers such as the Company's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or
When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We Do With Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Company will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.


                                  HOW TO REACH
                               FIRST EAGLE FUNDS

You can send all requests for information or transactions to:


    Regular Mail:
    First Eagle Funds
    P.O. Box 219324
    Kansas City, MO 64121-9324


    or


    Overnight Mail:
    First Eagle Funds
    c/o DST Systems, Inc.
    330 West 9th Street
    Kansas City, MO 64105-1807


You can contact us by telephone at (800) 334-2143.

                              FINANCIAL HIGHLIGHTS


The Financial Highlights Table is intended to help you understand the financial performance of each Fund (other than the U.S. Value Fund) for the past five fiscal years. Because the U.S. Value Fund commenced operations on September 4, 2001, the Financial Highlights Table contains information for the Fund only from its commencement of operations. Financial information depicted for the First Eagle Fund of America is that for its operations in its prior format as a series of the First Eagle Funds trust. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).



This information has been audited by KPMG LLP, whose reports, along with the Funds' financial statements, are contained in the Annual Reports for the Funds and incorporated by reference in the Statement of Additional Information. The Annual Reports (please specify for which Fund(s)) and the Statement of Additional Information are available upon request.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                            FIRST EAGLE FUNDS, INC.
                              FINANCIAL HIGHLIGHTS





                                                       Year Ended October 31,
                                             -------------------------------------------
                                                                2002
                                             -------------------------------------------
                                             Class             Class              Class
                                               A                 I                  C
First Eagle Global Fund
SELECTED PER SHARE DATA
Net asset value, beginning of year.........  $22.87            $22.89             $22.68
                                             ------            ------             ------
Income from investment operations:
 Net investment income.....................    0.53              0.27               0.72
 Net realized and unrealized gains on
   investments.............................    1.66              1.98               1.29
                                             ------            ------             ------
 Total from investment operations..........    2.19              2.25               2.01
                                             ------            ------             ------
Less distributions:
 Dividends from net investment income......   (0.63)            (0.69)             (0.45)
 Distributions from capital gains..........   (0.09)            (0.09)             (0.09)
                                             ------            ------             ------
 Total distributions.......................   (0.72)            (0.78)             (0.54)
                                             ------            ------             ------
   Net asset value, end of year............  $24.34            $24.36             $24.15
                                             ------            ------             ------
                                             ------            ------             ------
Total Return'DD'...........................    9.76%            10.03%              8.98%
Ratios and Supplemental Data
Net assets, end of year (millions).........  $1,785            $   85             $  104
Ratio of operating expenses to average net
 assets'D'.................................    1.34%             1.09%              2.10%
Ratio of net investment income to average
 net assets'D'.............................    2.14%             2.37%              1.31%
Portfolio turnover rate....................   19.75%            19.75%             19.75%



                                                        Year Ended
                                                         March 31,
                                                   ---------------------
                                                           2000
                                                   ---------------------
                                                   Class          Class
                                                     A              I
First Eagle Global Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period.............  $22.90         $22.90
                                                   ------         ------
Income (loss) from investment operations:
 Net investment income...........................    0.66           0.71
 Net realized and unrealized gains (losses) on
   investments...................................    4.29           4.31
                                                   ------         ------
 Total from investment operations................    4.95           5.02
                                                   ------         ------
Less distributions:
 Dividends from net investment income............   (1.07)         (1.12)
 Distributions from capital gains................   (1.73)         (1.73)
                                                   ------         ------
 Total distributions.............................   (2.80)         (2.85)
                                                   ------         ------
   Net asset value, end of period................  $25.05         $25.07
                                                   ------         ------
                                                   ------         ------
Total Return'DD'.................................   22.19%         22.52%
Ratios and Supplemental Data
Net assets, end of year (millions)...............  $1,790         $   16
Ratio of operating expenses to average net
 assets'D'.......................................    1.32%          1.07%
Ratio of net investment income to average net
 assets'D'.......................................    2.68%          2.89%
Portfolio turnover rate..........................   15.57%         15.57%



          Please see Footnotes to the Financial Highlights on page 58.

            Year Ended October 31,
-----------------------------------------------    Period from April 1, 2000 to October 31,
                                                  ------------------------------------------
                     2001                                            2000
-----------------------------------------------   ------------------------------------------
     Class A           Class I           Class C  Class A           Class I           Class C'D'D'D'
     $25.47            $25.53            $25.44   $25.05            $25.07            $24.97
     ------            ------            ------   ------            ------            ------
       0.53              0.58              0.26     0.41              0.45              0.11
       1.45              1.44              1.53     0.01              0.01              0.36
     ------            ------            ------   ------            ------            ------
       1.98              2.02              1.79     0.42              0.46              0.47
     ------            ------            ------   ------            ------            ------
      (1.39)            (1.47)            (1.36)      --                --                --
      (3.19)            (3.19)            (3.19)      --                --                --
     ------            ------            ------   ------            ------            ------
      (4.58)            (4.66)            (4.55)      --                --                --
     ------            ------            ------   ------            ------            ------
     $22.87            $22.89            $22.68   $25.47            $25.53            $25.44
     ------            ------            ------   ------            ------            ------
     ------            ------            ------   ------            ------            ------
       8.96%             9.15%             8.10%    1.68%#            1.83%#            1.88%#
     $1,512            $   35            $   11   $1,614            $   14            $    1
       1.38%             1.14%             2.14%    1.35%*            1.10%*            1.87%*
       2.24%*            2.47%*            1.12%*   2.78%*            3.04%*            1.10%*
      28.98%            28.98%            28.98%   11.91%            11.91%            11.91%

                 Year Ended March 31,
-------------------------------------------------------
                   1999                           1998
-------------------------------------------      ------
        Class                                    Class
          A          Class I'D'D'                  A
        $27.42              $24.59               $26.68
        ------              ------               ------
          0.63                0.30                 1.47
         (2.73)              (1.47)                2.10
        ------              ------               ------
         (2.10)              (1.17)                3.57
        ------              ------               ------
         (0.83)                 --                (1.36)
         (1.59)              (0.52)               (1.47)
        ------              ------               ------
         (2.42)              (0.52)               (2.83)
        ------              ------               ------
        $22.90              $22.90               $27.42
        ------              ------               ------
        ------              ------               ------
         (7.95%)             (4.72%)#             14.35%
        $2,063              $   12               $4,035
          1.23%               1.01%*               1.18%
          2.75%               3.04%*               2.80%
          9.89%               9.89%               20.63%


          Please see Footnotes to the Financial Highlights on page 58.

                            FIRST EAGLE FUNDS, INC.
                      FINANCIAL HIGHLIGHTS -- (continued)





                                                       Year Ended October 31,
                                            --------------------------------------------
                                                                2002
                                            --------------------------------------------
                                            Class              Class              Class
                                              A                  I                  C
First Eagle Overseas Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period......  $11.21             $11.21             $11.15
                                            ------             ------             ------
Income (loss) from investment operations:
 Net investment income (loss).............    0.12               0.15               0.02
 Net realized and unrealized gains
   (losses) on investments................    1.12               1.12               1.13
                                            ------             ------             ------
 Total from investment operations.........    1.24               1.27               1.15
                                            ------             ------             ------
Less distributions:
 Dividends from net investment income.....      --                 --                 --
 Distributions from capital gains.........      --                 --                 --
                                            ------             ------             ------
 Total distributions......................      --                 --                 --
                                            ------             ------             ------
   Net asset value, end of period.........  $12.45             $12.48             $12.30
                                            ------             ------             ------
                                            ------             ------             ------
Total Return'DD'..........................   11.06%             11.33%             10.31%
Ratios and Supplemental Data
Net assets, end of period (millions)......  $  766             $  209             $   66
Ratio of operating expenses to average net
 assets'D'................................    1.39%              1.15%              2.15%
Ratio of net investment income to average
 net assets'D'............................    0.96%              1.17%              0.19%
Portfolio turnover rate...................   10.52%             10.52%             10.52%



                                                        Year Ended March 31,
                                                     ---------------------------
                                                                2000
                                                     ---------------------------
                                                     Class                Class
                                                       A                    I
First Eagle Overseas Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period...............  $11.36               $11.37
                                                     ------               ------
Income (loss) from investment operations:
 Net investment income.............................    0.28                 0.31
 Net realized and unrealized gains (losses) on
   investments.....................................    3.59                 3.59
                                                     ------               ------
 Total from investment operations..................    3.87                 3.90
                                                     ------               ------
Less distributions:
 Dividends from net investment income..............  (0.18)               (0.20)
 Distributions from capital gains..................  (0.64)               (0.64)
                                                     ------               ------
 Total distributions...............................  (0.82)               (0.84)
                                                     ------               ------
   Net asset value, end of period..................  $14.41               $14.43
                                                     ------               ------
                                                     ------               ------
Total Return'DD'...................................   34.46%               34.76%
Ratios and Supplemental Data
Net assets, end of period (millions)...............  $  450               $   27
Ratio of operating expenses to average net
 assets'D'.........................................    1.34%                1.15%
Ratio of net investment income to average net
 assets'D'.........................................    2.10%                2.14%
Portfolio turnover rate............................   26.62%               26.62%



          Please see Footnotes to the Financial Highlights on page 58.

                                                                                    Period from April 1, 2000 to
                      Year Ended October 31,                                                 October 31,
     ---------------------------------------------------------   ---------------------------------------------------------
                               2001                                                             2000
     ---------------------------------------------------------   ---------------------------------------------------------
     Class        Class                                          Class             Class
       A            I               Class C                        A                 I                 Class C'D'D'D'
     -----        -----             -------                      ----              ------              --------------
     $14.31       $14.34                   $14.31                $14.41            $14.43                  $14.14
     ------       ------                   ------                ------            ------                  ------
       0.11         0.13                    (0.01)                 0.19              0.21                      --
       0.19         0.19                     0.21                 (0.29)            (0.30)                   0.17
     ------       ------                   ------                ------            ------                  ------
       0.30         0.32                     0.20                 (0.10)            (0.09)                   0.17
     ------       ------                   ------                ------            ------                  ------
      (0.76)       (0.81)                   (0.72)                   --                --                      --
      (2.64)       (2.64)                   (2.64)                   --                --                      --
     ------       ------                   ------                ------            ------                  ------
      (3.40)       (3.45)                   (3.36)                   --                --                      --
     ------       ------                   ------                ------            ------                  ------
     $11.21       $11.21                   $11.15                $14.31            $14.34                  $14.31
     ------       ------                   ------                ------            ------                  ------
     ------       ------                   ------                ------            ------                  ------
       2.01%        2.19%                    1.19%                (0.69%)#          (0.62%)#                 1.20%#
     $  409       $   61                   $    6                $  390            $   28                  $    1
       1.53%        1.28%                    2.26%                 1.41%*            1.16%*                  1.95%*
       0.91%        1.10%                   (0.08%)                2.23%*            2.48%*                 (0.05%)*
      17.27%       17.27%                   17.27%                17.28%            17.28%                  17.28%



                Year Ended March 31,
----------------------------------------------------
                  1999                         1998
----------------------------------------      ------
     Class                                    Class
       A          Class I'D'D'                  A
     ------       -----------                 ------
     $13.52              $12.31               $13.84
     ------              ------               ------
       0.15                0.41                 0.88
      (0.97)              (1.10)                0.31
     ------              ------               ------
      (0.82)              (0.69)                1.19
     ------              ------               ------
      (0.57)                 --                (0.83)
       0.77)              (0.25)               (0.68)
     ------              ------               ------
      (1.34)              (0.25)               (1.51)
     ------              ------               ------
     $11.36              $11.37               $13.52
     ------              ------               ------
     ------              ------               ------
      (6.46%)             (5.53%)#             10.00%
     $  453              $    3               $1,007
       1.29%               1.03%*               1.22%
       2.22%               1.97%*               2.20%
       9.31%               9.31%               22.13%



          Please see Footnotes to the Financial Highlights on page 58.

                            FIRST EAGLE FUNDS, INC.
                      FINANCIAL HIGHLIGHTS -- (continued)

                                                     Year Ended October 31,
                                                    ------------------------
                                                              2002
                                                    ------------------------
                                                    Class A  Class I  Class C
First Eagle U.S. Value Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period..............  $10.16   $10.16   $10.14
                                                    ------   ------   ------
Income from investment operations:
 Net investment income (loss).....................    0.13     0.14     0.13
 Net realized and unrealized gains on
   investments....................................    0.29     0.31     0.23
                                                    ------   ------   ------
Total from investment operations..................    0.42     0.45     0.36
                                                    ------   ------   ------
Less distributions:
 Dividends from net investment income.............      --       --       --
 Distributions from capital gains.................  (0.02)   (0.02)   (0.02)
                                                    ------   ------   ------
 Total distributions..............................  (0.02)   (0.02)   (0.02)
                                                    ------   ------   ------
 Net asset value, end of period...................  $10.56   $10.59   $10.48
                                                    ------   ------   ------
                                                    ------   ------   ------
Total Return'DD'..................................    4.12%    4.41%    3.53%
Ratios and Supplemental Data
Net assets, end of period (millions)..............  $   22   $   31   $   10
Ratio of operating expenses to average net
 assets'D'........................................    1.50%    1.25%    2.25%
Ratio of net investment income to average net
 assets'D'........................................    1.65%    1.85%    0.93%
Portfolio turnover rate...........................   22.66%   22.66%   22.66%






                                                                     Period from
                                                   Year Ended      April 1, 2000 to
                                                   October 31,       October 31,
                                                 ---------------   ----------------
                                                  2002     2001       2000
First Eagle Gold Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period...........  $ 6.17   $ 4.44        $ 5.17
                                                 ------   ------        ------
Income (loss) from investment operations:
 Net investment income.........................    0.01     0.02          0.09
 Net realized and unrealized gains (losses) on
   investments.................................    4.30     1.92         (0.82)
                                                 ------   ------        ------
 Total from investment operations..............    4.31     1.94        (0.73)
                                                 ------   ------        ------
Less distributions:
 Dividends from net investment income..........   (0.07)   (0.21)           --
 Distributions from capital gains..............      --       --            --
                                                 ------   ------        ------
 Total distributions...........................   (0.07)   (0.21)           --
                                                 ------   ------        ------
   Net asset value, end of period..............  $10.41   $ 6.17        $ 4.44
                                                 ------   ------        ------
                                                 ------   ------        ------
Total Return'DD'...............................   70.70%   45.19%       (14.12%)#
Ratios and Supplemental Data
Net assets, end of period (millions)...........  $   90   $   13        $   10
Ratio of operating expenses to average net
 assets'D'.....................................    1.66%    2.65%         2.56%*
Ratio of net investment income to average net
 assets'D'.....................................    0.09%    0.36%         2.92%*
Portfolio turnover rate........................    4.27%   29.16%        11.66%



          Please see Footnotes to the Financial Highlights on page 58.

            Period from September 4, 2001@ to
                       October 31,
    --------------------------------------------------
                           2001
    --------------------------------------------------
    Class A               Class I               Class C
    -------               -------               -------
    $10.00                $10.00                $10.00
    ------                ------                ------
        --                    --                 (0.02)
      0.16                  0.16                  0.16
    ------                ------                ------
      0.16                  0.16                  0.14
    ------                ------                ------
        --                    --                    --
        --                    --                    --
    ------                ------                ------
        --                    --                    --
    ------                ------                ------
    $10.16                $10.16                $10.14
    ------                ------                ------
    ------                ------                ------
      1.60%#                1.60%#                1.40%#
    $    7                $   17                $    2
      1.50%*                1.25%*                2.25%*
     (0.21%)*               0.10%*               (1.02%)*
      2.57%                 2.57%                 2.57%


                   Year Ended March 31,
    --------------------------------------------------
     2000                  1999                  1998
    -----                  ----                  ----
    $ 5.44                $ 7.31                $10.60
    ------                ------                ------
      0.15                  0.16                  0.13
     (0.27)                (1.82)                (3.03)
    ------                ------                ------
     (0.12)                (1.66)                (2.90)
    ------                ------                ------
     (0.15)                (0.21)                (0.39)
        --                    --                    --
    ------                ------                ------
     (0.15)                (0.21)                (0.39)
    ------                ------                ------
    $ 5.17                $ 5.44                $ 7.31
    ------                ------                ------
    ------                ------                ------
     (2.52%)              (22.77%)              (27.23%)
    $   13                $   18                $   31
      2.15%                 1.62%                 1.55%
      2.25%                 2.01%                 1.47%
     15.70%                37.73%                11.20%


          Please see Footnotes to the Financial Highlights on page 58.

                            FIRST EAGLE FUNDS, INC.
                  FOOTNOTES TO PRECEDING FINANCIAL HIGHLIGHTS





 @ Inception of Fund/Class.



 'D'D' July 31, 1998 inception date for Class I shares.



'D'D'D' June 5, 2000 inception date for Class C shares.



 * Annualized.



 # Not annualized.



 'DD' Does not give effect to the deduction of the sales load.



 'D' The ratio of operating expenses to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

                                                       Year Ended October 31,
                                      ---------------------------------------------------------
                                                 2002                          2001
                                      ---------------------------   ---------------------------
                                      Class A   Class I   Class C   Class A   Class I   Class C
First Eagle Global Fund.............   1.34%     1.10%     2.10%     1.39%     1.14%     2.14%
First Eagle Overseas Fund...........   1.40%     1.15%     2.15%     1.53%     1.28%     2.26%
First Eagle Gold Fund...............   1.67%       N/A       N/A     2.66%       N/A       N/A



                                                                               Period from
                                                Year Ended                  September 4, 2001@
                                             October 31, 2002              to October 31, 2001
                                        ---------------------------   ------------------------------
                                        Class A   Class I   Class C   Class A*   Class I*   Class C*
First Eagle U.S. Value Fund...........   1.92%     1.69%     2.67%     3.33%      3.16%      4.05%



The ratio of net investment income to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

                                                          Year Ended October 31,
                                         ---------------------------------------------------------
                                                    2002                          2001
                                         ---------------------------   ---------------------------
                                         Class A   Class I   Class C   Class A   Class I   Class C
First Eagle Global Fund................   2.14%     2.37%     1.31%     2.24%     2.47%     1.12%
First Eagle Overseas Fund..............   0.96%     1.17%     0.19%     0.91%     1.10%    (0.08%)
First Eagle Gold Fund..................   0.08%       N/A       N/A     0.35%       N/A       N/A




                                                                               Period from
                                                Year Ended                  September 4, 2001@
                                             October 31, 2002              to October 31, 2001
                                        ---------------------------   ------------------------------
                                        Class A   Class I   Class C   Class A*   Class I*   Class C*
First Eagle U.S. Value Fund...........   2.08%     2.29%     1.35%     1.62%      2.02%      0.80%

                  Period from April 1, 2000
                        to October 31,                                           Year Ended March 31,
    ------------------------------------------------------   -------------------------------------------------------------
                             2000                                  2000                        1999
    ------------------------------------------------------   -----------------   ---------------------------------
    Class A*   Class I*    Class C*'D'D'D'                   Class A   Class I   Class A    Class I'D'D'             1998
     1.36%      1.11%        1.85%                             1.32%     1.07%     1.24%             1.63%            1.19%
     1.41%      1.16%        1.94%                             1.34%     1.15%     1.29%             1.21%            1.22%
     2.59%        N/A          N/A                             2.16%       N/A     1.64%               N/A            1.56%

                  Period from April 1, 2000
                        to October 31,                                           Year Ended March 31,
    ------------------------------------------------------   -------------------------------------------------------------
                             2000                                  2000                        1999
    ------------------------------------------------------   -----------------   ---------------------------------
    Class A*   Class I*     Class C*'D'D'D'                  Class A   Class I   Class A    Class I'D'D'             1998
     2.78%      3.03%            1.11%                        2.66%     2.87%     2.74%        2.42%                 2.80%
     2.23%      2.48%           (0.06%)                       2.10%     2.14%     2.22%        1.79%                 2.20%
     2.89%        N/A             N/A                         2.24%       N/A     1.99%          N/A                 1.46%

                            FIRST EAGLE FUNDS, INC.
                      FINANCIAL HIGHLIGHTS -- (continued)

                                                    For the Year Ended October 31,
                                           --------------------------------------------------
                                                                  2002
                                           --------------------------------------------------
                                           Class Y             Class C               Class A
First Eagle Fund of America
SELECTED PER SHARE DATA
Net asset value, beginning of year.......  $20.87               $20.24                $20.72
Income from investment operations:
 Net investment loss.....................   (0.17)               (0.32)                (0.22)
 Net realized and unrealized gain
   (loss)................................   (0.66)               (0.62)                (0.64)
                                           ------               ------                ------
 Total from investment operations........   (0.83)               (0.94)                (0.86)
                                           ------               ------                ------
Less distributions from:
 Net realized gain.......................   (0.57)               (0.57)                (0.57)
                                           ------               ------                ------
 Total distributions.....................   (0.57)               (0.57)                (0.57)
                                           ------               ------                ------
   Net asset value, end of year..........  $19.47               $18.73                $19.29
                                           ------               ------                ------
                                           ------               ------                ------
 Total Return............................   (4.21)%              (4.90)%               (4.39)%
   Net assets, end of year (in
    millions)............................  $  473               $    6                $    2
RATIOS TO AVERAGE NET ASSETS:
 Expenses(1).............................    1.51%                2.26%                 1.76%
 Net investment loss.....................   (0.82)%              (1.57)%               (1.07)%
Portfolio turnover rate..................   51.25%               51.25%                51.25%




                                                                November 20,
                                                                   1998@
                                              For the Year        through
                                            Ended October 31,   October 31,
                                            -----------------   ------------
                                                  1999              1999
                                            -----------------   ------------
                                            Class Y   Class C    Class A
First Eagle Fund of America
SELECTED PER SHARE DATA
Net asset value, beginning of period......  $21.53    $21.43       $20.33
                                            ------    ------       ------
Income from investment operations:
 Net investment (loss)/income.............    0.07     (0.20)       (0.09)
 Net realized and unrealized gain.........    2.45      2.54         1.93
                                            ------    ------       ------
 Total income from investment
   operations.............................    2.52      2.34         1.84
                                            ------    ------       ------
Less distributions from:
 Net realized gain........................   (3.59)    (3.59)       (1.75)
                                            ------    ------       ------
 Total distributions......................   (3.59)    (3.59)       (1.75)
                                            ------    ------       ------
   Net asset value, end of period.........  $20.46    $20.18       $20.42
                                            ------    ------       ------
                                            ------    ------       ------
Total Return..............................    12.1%     11.2%         8.6%#
Net assets, end of period (in millions)...  $  536    $   20       $    2
RATIOS TO AVERAGE NET ASSETS:
 Expenses(1)..............................     1.4%      2.1%         1.6%*
 Net investment income/(loss).............     0.3%     (0.9)%       (0.4)%*
Portfolio turnover rate...................      89%       89%          89%




---------


(1) For the years ended October 31, 2000, 1999 and 1998, the ratio of expenses to average net assets without the effect of earnings credits for Class Y shares was 1.4%, 1.4% and 1.5%, respectively. For the years ended
    October 31, 2000, 1999 and for the period ended October 31, 1998, the ratio of expenses to average net assets without the effect of earnings credits for Class C shares was 2.2%, 2.1% and 2.2%, respectively. For the year ended October 31, 2000 and for the period ended October 31, 1999, the ratio of expenses to average net assets without the effect of earnings credits for Class A shares was 1.7% and 1.6%, respectively.

     For the Year Ended October    For the Year Ended October
                 31,                           31,
     ---------------------------   ---------------------------
                2001                          2000
     ---------------------------   ---------------------------
     Class Y   Class C   Class A   Class Y   Class C   Class A
     $20.07    $19.62    $19.98    $20.46    $20.18    $20.42
      (0.06)    (0.21)    (0.11)    (0.03)    (0.17)    (0.08)
       1.01      0.98      1.00      1.18      1.15      1.18
     ------    ------    ------    ------    ------    ------
       0.95      0.77      0.89      1.15      0.98      1.10
     ------    ------    ------    ------    ------    ------
      (0.15)    (0.15)    (0.15)    (1.54)    (1.54)    (1.54)
     ------    ------    ------    ------    ------    ------
      (0.15)    (0.15)    (0.15)    (1.54)    (1.54)    (1.54)
     ------    ------    ------    ------    ------    ------
     $20.87    $20.24    $20.72    $20.07    $19.62    $19.98
     ------    ------    ------    ------    ------    ------
     ------    ------    ------    ------    ------    ------
        4.8%      4.0%      4.5%      6.1%      5.2%      5.8%
     $  393    $    6    $    1    $  377    $    7    $    1
        1.4%      2.2%      1.7%      1.4%      2.2%      1.7%
       (0.3)%    (1.0)%    (0.5)%    (0.2)%    (0.9)%    (0.4)%
         83%       83%       83%       55%       55%       55%



                                       March 2,
                 For the                 1998@
               Year Ended               through
               October 31,            October 31,
               -----------            -----------
                  1998                   1998
               -----------            -----------
                 Class Y                Class C
                 $20.59                 $21.07
                 ------                 ------
                  (0.08)                 (0.16)
                   3.62                   0.52
                 ------                 ------
                   3.54                   0.36
                 ------                 ------
                  (2.60)                    --
                 ------                 ------
                  (2.60)                    --
                 ------                 ------
                 $21.53                 $21.43
                 ------                 ------
                 ------                 ------
                   19.2%                   1.7%#
                 $  392                 $   .7
                    1.5%                   2.2%*
                   (0.4)%                 (1.1)%*
                     83%                    83%



 @  Inception of Fund/Class.



 *  Annualized.



 # Total return not annualized.

                         Useful Shareholder Information

How to Obtain Our Shareholder Reports

We will send you copies of our Annual and Semi-annual Reports on a regular basis once you become a shareholder. The Annual Reports contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. They also contain audited financial statements by the Funds' independent accountants.

How to Obtain Our Statement of Additional Information

This Statement of Additional Information (SAI), which is referenced in this prospectus, is available to you without charge from us. You may visit the SEC's Internet Website (http://www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by e-mail to publicinfo@sec.gov. You also may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at (800) SEC-0330.

How to Reach First Eagle Funds

You can send all requests for information or transactions to:
First Eagle Funds
P.O. Box 219324
Kansas City, MO 64121-9324
You can contact us by telephone at (800) 334-2143.

You can also reach us for any reason by visiting our website at:
www.firsteaglefunds.com

Distributor

First Eagle Funds Distributors, a division of ASB Securities, LLC
1345 Avenue of the Americas
New York, NY 10105

Investment Adviser

Arnhold and S. Bleichroeder Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105

Investment Company Act File Number: 811-7762

                      STATEMENT OF ADDITIONAL INFORMATION


                            FIRST EAGLE GLOBAL FUND
                           FIRST EAGLE OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND
                             FIRST EAGLE GOLD FUND
                          FIRST EAGLE FUND OF AMERICA
                                 MARCH 1, 2003




                              -------------------

                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                 (212) 698-3000




                              -------------------

                   ARNHOLD AND S. BLEICHROEDER ADVISERS, LLC
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                               INVESTMENT ADVISER



                        FIRST EAGLE FUNDS DISTRIBUTORS,
                       A DIVISION OF ASB SECURITIES, LLC
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                  DISTRIBUTOR




                              -------------------

    This Statement of Additional Information provides information about First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, five separate portfolios of First Eagle Funds, Inc., (the 'Company'), an open-end management investment company formerly known as First Eagle SoGen Funds, Inc., in addition to the information contained in the Prospectus of the Company dated as of the date hereof. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Company, copies of which can be obtained by writing or by calling the Company at
(800) 334-2143.


    Certain disclosure, including the Funds' financial statements and the notes thereto, have been incorporated by reference into this Statement of Additional Information from the Company's annual report and from that of the First Eagle Fund of America in its prior format as a series of the First Eagle Funds trust. For a free copy of the annual reports, please call the Company at (800) 334-2143.

                              -------------------

                               TABLE OF CONTENTS


                                                              STATEMENT OF
                                                               ADDITIONAL
                                                              INFORMATION
                                                                  PAGE
                                                              ------------
Organization of the Funds...................................        1
Investment Objective, Policies and Restrictions.............        2
Management of the Company...................................       19
Investment Advisory and Other Services......................       25
Distributor of the Funds' Shares............................       27
Capital Stock...............................................       27
Computation of Net Asset Value..............................       28
How to Purchase Shares......................................       28
Tax Status..................................................       28
Portfolio Transactions and Brokerage........................       33
Custody of Portfolio........................................       35
Independent Auditors........................................       35
Financial Statements........................................       35
Appendix....................................................      A-1

                           ORGANIZATION OF THE FUNDS


    First Eagle Global Fund (formerly First Eagle SoGen Global Fund), First Eagle Overseas Fund (formerly First Eagle SoGen Overseas Fund), First Eagle U.S. Value Fund, First Eagle Gold Fund (formerly First Eagle SoGen Gold Fund) and First Eagle Fund of America (each individually referred to as a 'Fund,' collectively, the 'Funds' or, alternatively, the 'Global Fund,' the 'Overseas Fund,' the 'U.S. Value Fund,' the 'Gold Fund,' and the 'First Eagle Fund of America,' respectively) are five separate portfolios of First Eagle Funds, Inc. (the 'Company'), formerly First Eagle SoGen Funds, Inc., an open-end investment management company incorporated under the laws of Maryland in May 1993. The Board of Directors of the Company approved changing the name of the Company from 'First Eagle SoGen Funds, Inc.' to 'First Eagle Funds, Inc.' effective
December 31, 2002. Previously, the Board of Directors of the Company approved changing the name of the Company from 'SoGen Funds, Inc.' to 'First Eagle SoGen Funds, Inc.' effective December 31, 1999. Each Fund is a separate, diversified portfolio of assets (other than the First Eagle Fund of America, which is a non-diversified portfolio of assets) and has a different investment objective which it pursues through separate investment policies, as described below. The Company's investment adviser is Arnhold and S. Bleichroeder Advisers, LLC ('ASB Advisers' or the 'Adviser'), a registered investment adviser. The Company's principal underwriter is First Eagle Funds Distributors, a division of ASB Securities, LLC ('First Eagle Distributors' or the 'Distributor'), a registered broker-dealer located in New York. Both ASB Advisers and ASB Securities, LLC are wholly owned subsidiaries of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned holding company organized under the laws of New York.



    Pursuant to the laws of Maryland, the Company's state of incorporation, the Board of Directors of the Company has adopted By-Laws of the Company that do not require annual meetings of the Funds' shareholders. The absence of a requirement that the Company hold annual meetings of the Funds' shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the 'Investment Company Act') or Maryland law or when called by the Chairman of the Board of Directors, the President or shareholders owning 10% of a Fund's outstanding shares. The cost of any such notice and meeting will be borne by each Fund.


    Under the provisions of the Investment Company Act, a vacancy on the Board of Directors of the Company may be filled between meetings of the shareholders of the Company by vote of the Directors then in office if, immediately after filling such vacancy, at least two-thirds of the Directors then holding office have been elected to the office of Director by the shareholders of the Funds. In the event that at any time less than a majority of the Directors of the Company holding office at that time were elected by the shareholders of the Funds, the Board of Directors or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing directors to fill any vacancies in the Board of Directors.

    The staff of the Securities and Exchange Commission ('SEC') has advised the Funds that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10 percent of the outstanding shares of the trust, to apply to investment companies, such as the Company, that are incorporated under Maryland law.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective of the Funds

    GLOBAL FUND. The Global Fund's investment objective is to provide long-term growth of capital through investments in a range of asset classes from markets in the United States and around the world. In seeking to achieve this objective, the Fund will normally invest its assets primarily in common stocks (and in securities convertible into common stocks) of United States and foreign companies. However, the Fund reserves the right to invest a portion of its assets in fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital.

    OVERSEAS FUND. The Overseas Fund seeks long-term growth of capital through investments primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Overseas Fund will invest primarily in small and medium size companies traded in mature markets and may invest in emerging markets. The Fund uses the techniques and invests in the types of securities described below and in the Fund's Prospectus.

    U.S. VALUE FUND. The U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in equities issued by U.S. corporations. To achieve its objective, the U.S. Value Fund will invest primarily in small and medium size U.S. companies. The Company considers small companies to be companies with market capitalizations of less than $1 billion and medium size companies to have market capitalizations of less than $10 billion. The Fund uses the techniques and invests in the types of securities described below and in the Fund's Prospectus.


    GOLD FUND. The Gold Fund seeks growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries. Gold-related investments have provided protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 80% of the value of the Fund's total assets will be invested in securities (which may include both equity and, to a limited extent, debt securities) directly related to precious metals or of issuers engaged in gold or other precious metal operations, including securities of gold mining finance companies as well as operating companies with long, medium or short-life mines.



    FIRST EAGLE FUND OF AMERICA. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally at least 80% of First Eagle Fund of America's assets will be invested in domestic equity and debt securities and at least 65% will be invested in domestic equity securities.


    When deemed appropriate by a Fund's investment adviser for short-term investment or defensive purposes, a Fund may hold up to 100% of its assets in short-term debt instruments including U.S. government obligations, commercial paper and certificates of deposits. Investors should refer to each Fund's Prospectus for further discussion of the Fund's investment objective and policy. There can be no assurance that a Fund's stated objective will be realized.

Policies and Techniques Applicable to all Funds

    The investment objectives of the Funds describe each Fund's principal investment strategies. Except as otherwise described below, each of the investment techniques below are considered to be non-principal techniques for each Fund.

Investment Policies, Techniques and Risks of the Global Fund, Overseas Fund, U.S. Value Fund, and Gold Fund

    Structured Notes. Each of the Global Fund and the U.S. Value Fund may invest up to 5% of its assets in structured notes and/or preferred stock, the value of which is linked to the price of a referenced commodity. Structured notes and/or preferred stock differ from other types of securities in which the Fund may invest in several respects. For example, not only the coupon but also the redemption amount at maturity may be increased or decreased depending on the change in the price of the referenced commodity.

    The Overseas Fund may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators, and the Gold Fund may invest in structured notes and/or preferred stock, the value of which is linked to the price of gold or other precious metals. Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

    Investment in structured securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

    Foreign Securities. Each Fund may (and the Global Fund and the Overseas Fund will) invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investing in foreign securities is a principal investment strategy of the Global Fund and the Overseas Fund. The Funds may invest in securities of foreign issuers directly or in the form of American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Depository Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets. GDR's are designed for use in the U.S. and European securities markets. Each of the Funds may invest in both 'sponsored' and 'unsponsored' ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. No Fund expects to invest more than 5% of its total assets in unsponsored ADRs. The U.S. Value Fund does not intend to invest more than a small portion of its total assets in foreign securities.

    With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under 'Currency Exchange Transactions.')

    Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

    Although the Funds seek to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

    The cost of investing in foreign securities is higher than the cost of investing in U.S. securities. Investing in each Fund (other than the U.S. Value Fund, which only invests in foreign securities on a de minimis basis) is an efficient way for an individual to participate in foreign markets, but its expenses, including advisory and custody fees, are higher than the expenses of a typical mutual fund that invests in domestic equities.

    Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets (10% in the case of the Global Fund and the U.S. Value Fund) in illiquid securities, including certain securities that are subject to legal or contractual restrictions on resale ('restricted securities'). Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the '1933 Act'). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.


    Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Directors of the Company, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.



    Private Investment Funds. Each Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. Moreover, the Funds would have to rely largely on the integrity of the private investment fund's managers as to the accuracy of any such disclosure. In addition, a Fund typically will not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that a Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds generally will be subject to each Fund's limitations on investments in 'illiquid securities,' as described immediately above.


    Bank Obligations. Each Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers' acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in these instruments are limited to obligations of domestic banks (including their foreign branches) and U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million.

    Lower-Rated Debt Securities. Each of the Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ('S&P') or Ba or lower by Moody's Investors Service, Inc. ('Moody's'), commonly called 'junk bonds') and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular rating category, except that each of the Overseas Fund and the Gold Fund will not invest more than 20% of its assets in securities rated below investment grade or unrated securities considered by the investment adviser to be of comparable credit quality.

    Securities rated BBB by S&P or Baa by Moody's (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See 'Computation of Net Asset Value.' Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities.

    Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities' prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

    A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

    Futures and Options on Futures. The Gold Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, the Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of the Fund's returns, because they commonly involve significant 'built in' leverage and can be entered into with relatively small 'margin' commitments by the Fund relative to the resulting investment exposure. Futures contracts and similar 'derivative' instruments are also subject to the risk of default by the counterparties to the contracts.

    The Gold Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ('CFTC').

    Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the investment adviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

    Positions of the SEC and its staff may require the Gold Fund to segregate liquid assets in connection with its options and commodities (futures) transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the investment adviser's ability otherwise to invest those assets. Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the investment adviser intends to conduct the operations of the Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended, in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund.


    Currency Exchange Transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ('Forward Contract'). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange traded and are usually for less than one year.



    Currency exchange transactions may involve currencies of the different countries in which the Funds may invest, and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract with respect to specific payables or receivables of a Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract with respect to a portfolio security position denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency.


    At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

    If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

    When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a 'when-issued' or 'delayed delivery' basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

    At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

    Securities purchased on a when-issued or delayed delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Funds reserve the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable.

Investment Policies, Techniques and Risks of the First Eagle Fund of America

    The First Eagle Fund of America is an open-end, non-diversified mutual fund. The Fund may purchase call and put options and sell covered call and covered put options on equity or debt securities and on stock indices, and, solely for bona fide hedging purposes, acquire positions in futures contracts and related options traded on a commodities exchange or board of trade. The First Eagle Fund of America may under certain circumstances invest in securities issued by other investment companies. If the First Eagle Fund of America invests in such securities, investors may be subject to duplicate investment management or distribution fees.

    The Adviser invests the assets of the First Eagle Fund of America in securities of companies that appear to be undervalued relative to their overall financial and managerial strength. The Adviser's investment strategy is to invest in securities with 'intrinsic values' which are not generally recognized by the market. As a non-diversified mutual fund, the First Eagle Fund of America may have a greater investment concentration in some securities than a diversified mutual fund.

    Foreign Securities. The First Eagle Fund of America may invest in foreign securities issued by companies of any nation regardless of its level of development. The risks involved in investing in foreign securities include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. Additionally, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Settlement of securities traded on foreign markets often takes longer than on U.S. markets. In some foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments in those countries. To attempt to limit the risks of investing in foreign securities, the First Eagle Fund of America may use hedging techniques. In the event of a default of any foreign debt obligation, it may be more difficult to obtain or enforce a judgment against the issuers of those securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Foreign currency is also subject to similar risks. Foreign securities and currencies will be held by the First Eagle Fund of America's custodian, an 'eligible foreign custodian' or a 'qualified U.S. bank,' as those terms are defined in the Investment Company Act and the rules and regulations thereunder.

    Debt Securities. The First Eagle Fund of America may invest in debt securities without regard to credit ratings. Investing in debt securities involves other risks including interest rate and credit risks. Interest rate risk is the risk that a rise in interest rates will cause the value of the debt securities to go down. Credit rate risk is the risk that the issuer of a debt security will not be able to make principal and interest payments.

    High Yield Securities. Changes in the economy and interest rates affect high-yield securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers will likely experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond owned by the First Eagle

Fund of America defaults, the First Eagle Fund of America may incur additional expenses in seeking recovery of its investment. Additionally, periods of economic uncertainty and changes can result in increased volatility of market prices of high yield bonds. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and are more volatile than securities which pay interest periodically and in cash. If the First Eagle Fund of America invests in zero coupon or pay-in-kind securities, it will be subject to special tax considerations related to those securities. The First Eagle Fund of America will have to report the interest on those securities as income even though it receives no interest until the security's maturity or payment date. The First Eagle Fund of America has no current intention of investing more than 5% of its net assets in high yield bonds.

    Options Transactions. The Adviser believes that certain transactions in options on securities and on stock indices may be useful in limiting the First Eagle Fund of America's investment risk and augmenting its investment return. The Adviser expects, however, the amount of the First Eagle Fund of America's assets that will be involved in options transactions to be small relative to the First Eagle Fund of America's assets. Accordingly, it is expected that only a relatively small portion of the First Eagle Fund of America's investment return will be attributable to transactions in options on securities and on stock indices. The First Eagle Fund of America may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

    A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

    A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

    One purpose of purchasing call options is to hedge against an increase in the price of securities that the First Eagle Fund of America ultimately intends to buy. Hedge protection is provided during the life of the call because the First Eagle Fund of America, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when the First Eagle Fund of America has purchased a call option on the underlying instrument, that option may result in a loss.

    Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the First Eagle Fund of America, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict the First Eagle Fund of America's ability to purchase or sell options on particular securities and on stock indices.

    Covered Option Writing. The First Eagle Fund of America may write 'covered' call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if the First Eagle Fund of America holds, on a share-for-share basis, a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the First Eagle Fund of America in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is 'covered' if the First Eagle Fund of America maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

    Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the First Eagle Fund of America in the case of a call option, or a moderate increase in the value of securities the First Eagle Fund of America intends to purchase in the case of a put option. If a covered option written by the First Eagle Fund of America expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the First Eagle Fund of America, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This 'opportunity cost' may be partially or wholly offset by the premium received for the covered call written by the First Eagle Fund of America.

    Options on Stock Indices. The First Eagle Fund of America will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When the First Eagle Fund of America writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian any combination of cash, cash equivalents or 'qualified securities' with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A 'qualified security' is an equity security which is listed on a securities exchange or on the NASDAQ against which the First Eagle Fund of America has not written a call option and which has not been hedged by the sale of stock index futures.

    Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the First Eagle Fund of America would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the First Eagle Fund of America.


    If the First Eagle Fund of America were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When the First Eagle Fund of America has written a call, there is also a risk that the market may decline between the time the First Eagle Fund of America has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the First Eagle Fund of America will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the First Eagle Fund of America may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the First Eagle Fund of America has written is 'covered' by an index call held by the First Eagle Fund of America with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the First Eagle Fund of America exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.


    Futures Contract. An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date. Similarly, a currency futures contract calls for the purchase or sale of a fixed amount of a specific currency at a set price for delivery on a future date. Unlike interest rate and currency futures contracts, a stock index futures contract does not contemplate the purchase or delivery of the underlying financial instrument (interest rate and stock index futures contracts are collectively herein referred to as

'financial futures contracts'). Instead, one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract.

    The First Eagle Fund of America is required initially to deposit in a special custody account or with the futures commission merchant margin in an amount of cash or U.S. Treasury bills equal to a percentage of the contract amount. Initial margin in futures transactions is in the nature of a good faith deposit on the contract which is returned to the First Eagle Fund of America upon termination of the futures contract, assuming all contractual obligations have been met. Subsequent payments, called variation margin, to and from the futures commission merchant are made on a daily basis as the market price of the futures contract fluctuates. This process is known as 'marking to market.' At any time prior to expiration of the futures contract, the First Eagle Fund of America may elect to close a position by taking an offsetting position which will terminate the First Eagle Fund of America's position in the futures contract. Although interest rate futures and currency futures contracts (other than those relating to Eurodollar time deposits) generally provide for delivery and acceptance of the underlying financial instrument, the Funds expect most financial or currency futures contracts to be terminated by offsetting transactions.

    An option on a financial or currency futures contract gives the purchaser the right, but not the obligation, to assume a position in a financial or currency futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).

    Hedging with Futures Contracts and Related Options. The First Eagle Fund of America may acquire futures and related options for 'bona fide hedging' within the meaning and intent of the Commodity Exchange Act and Regulations promulgated thereunder by the Commodity Futures Trading Commission. The First Eagle Fund of America may also acquire futures and related options for other than bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such positions are in an amount not exceeding 5% of the liquidation value of the First Eagle Fund of America's portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. When options are in-the-money at the time of purchase, the in-the-money amount will be excluded from the computation of such 5% limitation.

    The First Eagle Fund of America may purchase an interest rate futures contract as a hedge against an anticipated decline in interest rates and a resulting increase in the market price of debt securities it intends to acquire. The First Eagle Fund of America may sell an interest rate futures contract as a hedge against an anticipated increase in interest rates and a resulting decline in the market price of debt securities it owns. The First Eagle Fund of America may purchase a currency futures contract to hedge against anticipated increases in the value of currency it intends to acquire for prospective securities purchases relative to the value of currency it is holding. The First Eagle Fund of America may also sell a currency futures contract in anticipation of a decrease in the value of currency it is holding or in anticipation of the sale of a portfolio security. The First Eagle Fund of America may purchase a stock index futures contract as a hedge against an anticipated general market or market sector advance which may increase the market price of equity securities it intends to buy. The First Eagle Fund of America may sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of its portfolio of equity securities.

    The First Eagle Fund of America may use options on financial and currency futures contracts in connection with its hedging strategies in lieu of purchasing or selling financial and currency futures contracts. To hedge against a possible decrease in the value of equity or debt securities or currency held in its portfolio, the First Eagle Fund of America may purchase put options and write call options on stock index, interest rate or currency futures contracts, respectively. Similarly, in anticipation of an increase in the prices of equity or debt securities or currency it intends to purchase, the First Eagle Fund of America may purchase call options or write put options on stock index or interest rate or currency futures contracts, respectively.

    Risks of Transactions in Futures Contracts and Related Options. While the First Eagle Fund of America uses financial and currency futures and related options as hedging devices, there are risks that the gains or losses in hedging devices will not be offset by losses or gains in the hedged securities. One risk arises because of imperfect correlation in the movement of prices of financial and currency futures contracts and related options and the securities or currency subject to the hedge. In the case of stock index futures and related options, the risk of imperfect correlation increases as the composition of the First Eagle Fund of America's portfolio of equity securities diverges from the securities included in the applicable stock index. In the case of interest rate or currency futures contracts and related options, the risk of imperfect correlation presents the possibility that a correct forecast of interest or exchange rate trends by the Adviser may still not result in a successful hedging transaction. If the price of a financial or currency futures contract or related option moves more than the price of the hedged financial instrument, the First Eagle Fund of America may experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the hedged instrument.

    Successful use of financial futures contracts and related options is subject to the Adviser's ability to predict correctly movements in the direction of the market. Similarly, successful use of currency futures and related options depends, in part, on the Adviser's ability to predict changes in exchange rates. Commodities exchanges and boards of trade have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the First Eagle Fund of America, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict a First Eagle Fund of America's ability to purchase or sell options on futures contracts.

    Over the Counter Derivative Transactions. The First Eagle Fund of America may invest in options, futures and swaps and related products which are often referred to as 'derivatives.' Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

    The First Eagle Fund of America may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The First Eagle Fund of America may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by the First Eagle Fund of America with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them and an index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with 'caps,' 'floors' or 'collars.' A 'cap' is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A 'floor' is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A 'collar' is essentially a combination of a long cap and a short floor where the limits are set at different levels.

    The First Eagle Fund of America will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with that First Eagle Fund of America receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, the First Eagle Fund of America will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

    Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter ('OTC') derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

    As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the First Eagle Fund of America originally dealt. Any such cancellation may require the First Eagle Fund of America to pay a premium to that dealer. In those cases in which the First Eagle Fund of America has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, that First Eagle Fund of America will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. The First Eagle Fund of America intends to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with the First Eagle Fund of America. There is also no assurance that the First Eagle Fund of America will be able to liquidate an OTC derivative at any time prior to expiration.

    Borrowing. The First Eagle Fund of America may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Company or any of its affiliates) and investing the borrowed funds. The First Eagle Fund of America also may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings. Any borrowings by the First Eagle Fund of America will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made. If the value of the First Eagle Fund of America's assets at any time should fail to meet the 300% asset coverage described above, the First Eagle Fund of America, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action.

    Illiquid Securities. The First Eagle Fund of America may invest up to 15% of its net assets in securities which are considered to be illiquid, such as those subject to legal or contractual restrictions on resale ('Restricted Securities') including securities that cannot be sold unless registered under the 1933 Act, and securities which are not readily marketable, such as repurchase agreements maturing in more than seven days. Generally, Restricted Securities cannot be sold without the expense and time required to register the securities under the 1933 Act. Certain Restricted Securities may be sold to institutional investors without registration pursuant to rules under the 1933 Act. The institutional trading market is relatively new and provides liquidity for some Restricted Securities. Restricted Securities for which no adequate trading market exists may be deemed illiquid securities. The First Eagle Fund of America currently does not invest in real estate which is considered to be an illiquid investment.


    Private Investment Funds. Each Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. Moreover, the Funds would have to rely largely on the integrity of the private investment fund's managers as to the accuracy of any such disclosure. In addition, a Fund typically will not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that a Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds generally will be subject to each Fund's limitations on investments in 'illiquid securities,' as described immediately above.


    Warrants. The First Eagle Fund of America may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.

    Repurchase Agreements. The First Eagle Fund of America may purchase securities and concurrently enter into 'repurchase agreements.' A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. The First Eagle Fund of America intends to invest no more than 5% of its net assets in repurchase agreements. Repurchase agreements of greater than seven days maturity may be deemed to be illiquid.

    Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a debt security owned by a fund coupled with an agreement by such fund to repurchase the instrument at a stated price, date and interest payment. The First Eagle Fund of America will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When the First Eagle Fund of America enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

    The First Eagle Fund of America will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by the First Eagle Fund of America and, therefore, may be subject to the same risks involved in any borrowing. The First Eagle Fund of America may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. The First Eagle Fund of America does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.

    Lending of Securities. The First Eagle Fund of America may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its net assets and provided that such loans are callable at any time by the First Eagle Fund of America and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The First Eagle Fund of America, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the Investment Company Act. The First Eagle Fund of America intends to invest no more than 5% of the value of its net assets in portfolio loans. The advantage of portfolio lending is that the First Eagle Fund of America continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations. As voting or consent rights which accompany loaned securities pass to the borrower, the First Eagle Fund of America will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on its investment in the securities which are subject to the loan. The First Eagle Fund of America will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

    When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the First Eagle Fund of America may purchase securities on a when-issued or delayed delivery basis -- i.e., delivery and payment can take place a month or more after the date of the transaction. The purchase price, or the interest rate payable on debt securities, is fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest or dividend accrues to the First Eagle Fund of America until delivery and payment take place. At the time the First Eagle Fund of America makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, designate liquid securities for completing the transactions and thereafter reflect the value of such securities in determining its net asset value each day. The First Eagle Fund of America currently intends to invest no more than 5% of the value of its net assets in such transactions.

    Arbitrage Transactions. The First Eagle Fund of America also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The First Eagle Fund of America will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the First Eagle Fund of America may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. The First Eagle Fund of America will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. The First Eagle Fund of America currently intends to invest no more than 5% of the value of its net assets in such transactions.

Policies Applicable to the Global Fund, Overseas Fund and the U.S. Value Fund


    Investment in Other Investment Companies. Certain markets are closed in whole or in part to equity investments by foreigners. The Global Fund, the Overseas Fund and the U.S. Value Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. Each Fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and 'qualified purchaser' investment companies (described above under 'Private Investment Funds').


    Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in such an investment company unless, in the judgment of the Funds' investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, each Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, each Fund would continue to pay its own advisory fees and other expenses.

Investment Risks Applicable to the Gold Fund

    Fluctuations in the Price of Gold. The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and accordingly, the value of the Fund's investments in such securities also may be affected.


    Other Risks of Investing in Gold. Although the Fund invests primarily in precious metal finance and operating companies, the Fund may also invest directly in precious metals (such as gold bullion) or purchase or sell contracts for their future delivery ('futures contracts,' the risks of which are described above under 'Futures and Options on Futures'). The risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as described in the Fund's Prospectus. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction (i.e., brokerage) costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results is no income being derived from such holding, unlike securities which may pay dividends or make other current payments. In addition, income derived from trading in gold must be closely monitored to avoid potentially negative tax consequences. Although the Fund has contractual protections with respect to the credit risk of its custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future was held in book account, it would involve risks of the credit of the party holding the gold.


Change of Objective

    The investment objective of the Funds (other than the Global Fund) are not fundamental policies and, accordingly, may be changed by the Board of Directors without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective.

    The investment objective of the Global Fund, on the other hand, is a fundamental policy of the Fund and may not be changed without shareholder approval.

Investment Restrictions of the Global Fund, Overseas Fund, U.S. Value Fund, and Gold Fund

    In pursuing its investment objective, each Fund (listed above and except as otherwise noted) will not:

     1. With respect to 75% of the value of a Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

     2. Issue senior securities or borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of a Fund's net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets;

     3. (Overseas Fund and Gold Fund) -- Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities (except that the Gold Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry);

     4. (Global Fund and U.S. Value Fund) -- Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the securities of the United States government and its corporate instrumentalities;

     5. (Global Fund and U.S. Value Fund) -- Purchase certificates of deposit or other short-term bank instruments except to the extent deemed appropriate for short-term investment purposes or as a temporary defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion;

     6. (Global Fund and U.S. Value Fund) -- Purchase or sell its portfolio securities from or to any of its officers, directors or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the Securities and Exchange Commission;

     7.  Make loans, but this restriction shall not prevent a Fund from

         (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions or

         (b) lending portfolio securities, provided that a Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);*

     8. (Overseas Fund and Gold Fund) -- Underwrite the distribution of securities of other issuers; however, a Fund may acquire 'restricted' securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

     9. (Global Fund and U.S. Value Fund) -- Engage in the underwriting of securities of other issuers, except to the extent it may be deemed to be an underwriter in selling portfolio securities as part of an offering registered under the 1933 Act;

    10. (Overseas Fund and Gold Fund) -- Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

    11. (Global Fund and U.S. Value Fund) -- Purchase or sell real estate or interests therein, commodities or commodity contracts. The Fund may, however, invest in real estate investment trusts and companies holding real estate and may sell commodities received by it as distributions on portfolio investments. (To the extent the Fund's portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodity);

    12. (Overseas Fund and Gold Fund) -- Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions; and

    13. Sell securities short or maintain a short position, except, in the case of the Overseas Fund, the Gold Fund and the U.S. Value Fund, short sales against-the-box.

    Restrictions 1 through 13 above (except the portions in parentheses) are 'fundamental,' which means that they cannot be changed without the vote of a majority of the outstanding voting securities of a Fund (defined by the Investment Company Act), as the lesser of (i) 67% of a Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of a Fund's outstanding shares). In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Directors without shareholder approval. Under those non-fundamental restrictions, a Fund will not:

    a. Invest in companies for the purpose of management or the exercise of control;

    b. (Global Fund and U.S. Value Fund) -- Purchase securities on margin, except for the use of such short term credits as are needed for clearance of transaction;

---------
* The Funds have no present intention of lending their portfolio securities.

    c. (Overseas Fund and Gold Fund) -- Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

    d. (Global Fund and U.S. Value Fund) -- Purchase interests in oil, gas or other mineral exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals;

    e. (Overseas Fund and Gold Fund) -- Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

    f. (Global Fund and U.S. Value Fund) -- Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund's net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unattached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund's net assets would be invested in such unattached, unlisted warrants;

    g. (Overseas Fund and Gold Fund) -- Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales;

    h. (Overseas Fund and Gold Fund) -- Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (however, the Gold Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws);

    i. Purchase or sell put and call options on securities or on futures contracts; and

    j. (Global Fund and U.S. Value Fund) -- Purchase illiquid securities or securities the proceeds from the sale of which could not readily be repatriated to the United States if, immediately after such purchase, more than 10% of the value of its net assets would be invested in such securities.

    In addition, under normal circumstances the Global Fund will invest in at least three foreign countries.

    Among the types of fixed income securities in which the Global Fund may invest from time to time are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government, which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer's right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration.

    Notwithstanding the foregoing investment restrictions, the Overseas Fund and the Gold Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in a Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Investment Restrictions of the First Eagle Fund of America

    The following investment restrictions are fundamental policies of the First Eagle Fund of America. The First Eagle Fund of America may not:

     1. Change its sub-classification under the Investment Company Act from non-diversified to diversified;

     2. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from a bank (and may pledge its assets to secure such borrowings) directly or through reverse repurchase agreements for securities purchases, or temporarily to facilitate meeting redemption requests or for emergency purposes, and by engaging in reverse repurchase agreements with broker-dealers. The Fund may not, however, borrow money in an aggregate amount exceeding 33 1/3% of the Fund's net assets. The purchase or sale of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to futures contracts are not deemed to be a pledge of assets; and neither such arrangements nor investment in over-the-counter derivative transactions or the purchase or sale of options on futures contracts on an exchange are deemed to be the issuance of a senior security;

     3. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     4. Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with illiquid assets being limited to 15% of the Fund's net assets) and (ii) loans of portfolio securities;

     5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts;

     6. Invest more than 25% of its assets in the securities of issuers engaged in any one industry other than U.S. Government securities; and

     7. Buy or sell commodities or commodity contracts except that the Fund may purchase and sell commodity futures contracts to establish bona fide hedge transactions.

    The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Directors after giving the shareholders at least 30 days prior notice of the change. The First Eagle Fund of America may not:

    a. With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer. This restriction shall not apply to U.S. Government securities;

    b. Purchase securities of any other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets or (iii) as otherwise permitted by applicable law;

    c. Pledge, mortgage or hypothecate its assets in an amount exceeding 33 1/3% of its total assets;

    d. Invest in securities of any issuer if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or trustees who own more than 1/2 of 1% of such issuer's securities own in the aggregate more than 5% of the outstanding securities of such issuer; and

    e. Purchase securities of any issuer if, as to 75% of the assets of the Fund at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.

Performance

    Total Return. From time to time each Fund advertises its average annual total return. Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectus with respect to each Fund's largest and/or oldest share class). During the one year period ended October 31, 2002, average annual rates of return before-tax were 4.27%, 5.51%, (0.77)% and 62.17%, for the Global Fund Class A shares, the Overseas Fund Class A shares, the U.S. Value Fund Class A shares, and the Gold Fund, respectively. Quotations of average annual returns for each Fund will be expressed in terms of the average annual compounded rates of return of a hypothetical investment in each Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P(1+T)'pp'n=ERV (where P = a hypothetical initial payment of $1000, T = the average annual return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1000 payment made at the beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis and deduction of the maximum sales charge of 5.00% on the amount initially invested, and assumes reinvestment of all income dividends and capital gains distributions during the period.


    Under the same assumptions utilized in the preceding calculation, an investment in the Global Fund Class A shares over the ten year period ended October 31, 2002 would have increased at an average annual compounded rate of return before-tax of 10.19%, an investment in the Overseas Fund Class A shares over the five year period ended October 31, 2002 would have increased at an average annual compounded rate of return before-tax of 8.17%, and an investment in the Gold Fund shares over the five year period ended October 31, 2002 would have increased at an average annual compounded rate before-tax of 6.70%.


    As noted above, returns may also be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns may also be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual federal income tax rate for each year included in the calculation, which is currently 38.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Such returns do not reflect the effect of state and local taxes. In addition, actual after-tax returns depend on each investor's individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


    On June 5, 2002, the Board of Trustees of the First Eagle Funds trust (the 'Trust') voted to reorganize substantially all of the assets of First Eagle Fund of America in its prior format as a series of the Trust into the First Eagle Fund of America described in this Statement of Additional Information. The following performance is based on the investment results of First Eagle Fund of America in its prior format as a series of the Trust. Using the methodologies described above, during the one year period ended October 31, 2002, the average annual rate of return before-taxes for the First Eagle Fund of America Class Y shares was (4.21)%. Also using the methodologies described above, an investment in the First Eagle Fund of America Class Y shares over the ten year period ended October 31, 2002 would have increased at an average annual compounded rate of return before-tax of 14.98%. First Eagle Fund of America Class Y shares are not subject to a front-end sales load.


    Comparison of Portfolio Performance. From time to time the Company may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron's, Business Week, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Money, Morningstar Mutual Funds, Smart Money, The Wall Street Journal or Worth.

    Portfolio Turnover. Although the Funds will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the investment adviser's view, to achieve a Fund's investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term U.S. government obligations and short-term investments) owned by a Fund during the particular fiscal year. Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Funds and higher levels of realized capital gains than lower portfolio turnover rates, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve a Fund's stated objective. However, it is possible that, under certain circumstances, a Fund may have to limit its short-term portfolio turnover to permit it to qualify as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code').

                           MANAGEMENT OF THE COMPANY

    The business of the Company is managed by its Board of Directors, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Directors.

    Pertinent information regarding the members of the Board of Directors and principal officers of the Company is set forth below. Some of the Directors and officers are employees of the Adviser and its affiliates. At least a majority of the Company's Board of Directors are not 'interested persons' as that term is defined in the Investment Company Act.

                            INDEPENDENT DIRECTORS(1)


                                                                             NUMBER OF
                                          TERM OF                           PORTFOLIOS
                                         OFFICE(2)                          IN THE FUND            OTHER
                           POSITION(S)   AND LENGTH        PRINCIPAL          COMPLEX         DIRECTORSHIPS/
                            HELD WITH     OF TIME        OCCUPATION(S)      OVERSEEN BY        TRUSTEESHIPS
 NAME, AGE AND ADDRESS     THE COMPANY     SERVED     DURING PAST 5 YEARS    DIRECTOR        HELD BY DIRECTOR
 ---------------------     -----------     ------     -------------------    --------        ----------------
Candace K. Beinecke, 56   Director       December   Chair, Hughes              6       Director, ALSTOM;
  One Battery Park Plaza                 1999 to    Hubbard & Reed                     Director, Jacob's Pillow
  New York, New York                     present                                       Dance Festival, Inc.;
  10004                                                                                Director, Merce
                                                                                       Cunningham Dance
                                                                                       Foundation, Inc.;
                                                                                       Director, First Eagle
                                                                                       Variable Funds, Inc.
                                                                                       (1 portfolio)

William M. Kelly, 59 ...  Director       December   Senior Associate,          6       Trustee, New York
  500 Fifth Avenue,                      1999 to    Lingold Associates                 Foundation; Treasurer and
  50th Floor                             present                                       Trustee, Black Rock
  New York, New York                                                                   Forest Consortium;
  10110                                                                                Director, First Eagle
                                                                                       Variable Funds, Inc.
                                                                                       (1 portfolio)

Paul J. Lawler, 54 .....  Director       March      Vice President             6       Director, Junior
  One Michigan Avenue                    2002 to    Investments and                    Achievement of Southwest
  East Battle Creek,                     present    Chief Investment                   Michigan; Finance
  Michigan, 49017                                   Officer, W.K.                      Committee Member, Battle
                                                    Kellogg Foundation;                Creek Community
                                                    prior to June 1997,                Foundation; Custody
                                                    Vice President for                 Advisory Committee
                                                    Finance, Renssalaer                Member, The Bank of New
                                                    Polytechnic                        York; Director, First
                                                    Institute                          Eagle Variable Funds,
                                                                                       Inc. (1 portfolio)

Dominique Raillard, 64..  Director       April      Independent                6       Director, First Eagle
  15 Boulevard Delessert                 1987 to    Consultant/                        Variable Funds, Inc.
  75016 Paris France                     present    Private Investor;                  (1 portfolio)
                                                    prior to December
                                                    2001, Managing
                                                    Director of Act 2
                                                    International
                                                    (Consulting)

Nathan Snyder, 68 ......  Director       March      Independent                6       Director, First Eagle
  1345 Avenue of the                     1983 to    Consultant/Private                 Variable Funds, Inc.
  Americas                               present    Investor                           (1 portfolio)
  New York, New York
  10105


---------

(1) Directors who are not 'interested persons' of the Company as defined in the Investment Company Act.


(2) The term of office of each Director expires on his/her 72nd birthday.

                            INTERESTED DIRECTORS(1)


                                                                             NUMBER OF
                                          TERM OF                           PORTFOLIOS
                                         OFFICE(2)                          IN THE FUND            OTHER
                           POSITION(S)   AND LENGTH        PRINCIPAL          COMPLEX         DIRECTORSHIPS/
                            HELD WITH     OF TIME        OCCUPATION(S)      OVERSEEN BY        TRUSTEESHIPS
 NAME, AGE AND ADDRESS     THE COMPANY     SERVED     DURING PAST 5 YEARS    DIRECTOR        HELD BY DIRECTOR
 ---------------------     -----------     ------     -------------------    --------        ----------------
John P. Arnhold, 49 ....  Co-President;  December     Co-President and           6       Co-President; and
  1345 Avenue of the      Director       1999 to      Director, Arnhold                  Director, First Eagle
  Americas                               present      and S. Bleichroeder                Variable Funds, Inc.
  New York, New York                                  Holdings, Inc.;                    (1 portfolio)
  10105                                               President and
                                                      Director, Natexis
                                                      Bleichroeder, Inc.;
                                                      Co-President and
                                                      Director, Arnhold
                                                      and S. Bleichroeder
                                                      Advisers, LLC;
                                                      President and
                                                      Director, Natexis
                                                      Bleichroeder UK
                                                      Ltd.; Co-President
                                                      and Director, ASB
                                                      Securities, LLC;
                                                      Director Aquila
                                                      International Fund,
                                                      Ltd.; President,
                                                      WorldVest, Inc.

James E. Jordan, 58 ....  Director       December     Managing Director,         6       Director, Leucadia
  1345 Avenue of the                     1999 to      Arnhold and S.                     National Corporation;
  Americas                               present      Bleichroeder                       Director, Empire
  New York, New York                                  Advisers, LLC and                  Insurance Company;
  10105                                               ASB Securities, LLC                Director J.Z. Equity
                                                      since July 2002;                   Partners, Plc. (U.K.
                                                      prior thereto,                     investment trust
                                                      private investor and               company); Director,
                                                      consultant to The                  Columbia University
                                                      Jordan Company                     School of International
                                                      (private investment                and Public Affairs; Vice
                                                      banking firm) since                Chairman, New York State
                                                      June 1997; prior                   Board of The Nature
                                                      thereto, President                 Conservancy; Director,
                                                      and Chief Investment               First Eagle Variable
                                                      Officer of The                     Funds, Inc.
                                                      William Penn Company               (1 portfolio).
                                                      (a registered
                                                      investment adviser)

Stanford S. Warshawsky,   Chairman of    December     Co-President,              6       Director, Enzo Biochem,
  65 ...................  the Board;     1999 to      Secretary, and                     Inc. since August 2002;
  1345 Avenue of the      Director       present      Director, Arnhold                  Director, German-American
  Americas                                            and S. Bleichroeder                Chamber of Commerce;
  New York, New York                                  Holdings, Inc.; Head               Trustee, The Arthur F.
  10105                                               of Corporate                       Burns Fellowship;
                                                      Finance, Natexis                   Chairman and Director,
                                                      Bleichroeder, Inc.                 First Eagle Variable
                                                      Co-President and                   Funds, Inc. (1 portfolio)
                                                      Director, Arnhold
                                                      and S. Bleichroeder
                                                      Advisers, LLC;
                                                      Co-President and
                                                      Director, ASB
                                                      Securities, LLC


---------

(1) Directors who are 'interested persons' of the Company as defined in the Investment Company Act. Each of Messrs. Arnhold, Jordan and Warshawsky is an interested person of the Company by virtue of being an officer or an officer and a director of the Adviser.


(2) The term of office of each Director expires on his/her 72nd birthday.

                                    OFFICERS




                                                 TERM OF
                                                 OFFICE
                                 POSITION(S)    AND LENGTH                  PRINCIPAL
                                  HELD WITH      OF TIME                   OCCUPATION(S)
 NAME, AGE AND ADDRESS           THE COMPANY     SERVED(1)              DURING PAST 5 YEARS
 ---------------------           -----------     --------               -------------------
John P. Arnhold, 49              Co-President;    December        See table above related to Interested
  1345 Avenue of the Americas    Director         1999 to         Directors
  New York, New York 10105                        present

Jean-Marie Eveillard, 62 ......  Co-President     December 1999   Senior Vice President, Arnhold
  1345 Avenue of the Americas    (portfolio       to present      and S. Bleichroeder Holdings, Inc.;
  New York, New York 10105       manager)         (with           Vice President, Arnhold and
                                                  portfolio       S. Bleichroeder Advisers, LLC;
                                                  management      Co-President, First Eagle Variable
                                                  responsibility  Funds, Inc.; prior to 1999, Director
                                                  since 1979)     and President or Executive Vice
                                                                  President of Societe Generale Asset
                                                                  Management Corp.

Charles de Vaulx, 41 ..........  Senior Vice      December 1999   Senior Vice President, Arnhold
  1345 Avenue of the Americas    President        to present      and S. Bleichroeder Holdings, Inc.;
  New York, New York 10105       (portfolio       (with           Vice President, Arnhold and
                                 manager)         portfolio       S. Bleichroeder Advisers, LLC; Senior
                                                  management      Vice President, First Eagle Variable
                                                  responsibility  Funds, Inc.; Senior Vice President,
                                                  since December  Societe Generale Asset Management
                                                  1996)           Corp. since 1998, Associate Portfolio
                                                                  Manager from December 1996,
                                                                  Securities Analyst, prior to December
                                                                  1996

Robert Bruno, 38 ..............  Vice President,  December 1999   Senior Vice President, Arnhold
  1345 Avenue of the Americas    Secretary and    to present      and S. Bleichroeder Holdings, Inc.;
  New York, New York 10105       Treasurer                        Vice President, Arnhold and
                                                                  S. Bleichroeder Advisers, LLC; Senior
                                                                  Vice President, ASB Securities, LLC;
                                                                  Vice President, Secretary and
                                                                  Treasurer, First Eagle Variable
                                                                  Funds, Inc.

Andrew DeCurtis, 34 ...........  Vice President   November 2000   Vice President, Arnhold and
  1345 Avenue of the Americas                     to present      S. Bleichroeder Holdings, Inc.; Vice
  New York, New York 10105                                        President, First Eagle Variable
                                                                  Funds, Inc.

Edwin S. Olsen, 63 ............  Vice President   November 2000   Vice President, Arnhold and
  1345 Avenue of the Americas                     to present      S. Bleichroeder Holdings, Inc.; Vice
  New York, New York 10105                                        President, First Eagle Variable
                                                                  Funds, Inc.; Vice President, SG Cowen
                                                                  Securities Corp. from prior to 1999

Suzan J. Afifi, 50 ............  Vice President   December 1999   Vice President, Arnhold and S.
  1345 Avenue of the Americas    and Assistant    to present      Bleichroeder Holdings, Inc.; Vice
  New York, New York 10105       Secretary                        President, ASB Securities, LLC; Vice
                                                                  President and Assistant Secretary,
                                                                  First Eagle Variable Funds, Inc.

Stefanie Spritzler, 29 ........  Assistant        May 2000 to     Assistant Vice President, Arnhold and
  1345 Avenue of the Americas    Treasurer        present         S. Bleichroeder Holdings, Inc.;
  New York, New York 10105                                        Assistant Vice President, ASB
                                                                  Securities LLC; Assistant Treasurer,
                                                                  First Eagle Variable Funds, Inc.;
                                                                  prior to May 1998, Senior Accountant,
                                                                  The Bank of New York

Winnie Chin, 28 ...............  Assistant        March 2001 to   Assistant Treasurer, First Eagle
  1345 Avenue of the Americas    Treasurer        present         Variable Funds, Inc.
  New York, New York 10105


---------

(1) The term of office of each officer is indefinite.

    The following table describes the standing committees of the Board of Directors of the Company.


                                                                                     NUMBER OF COMMITTEE
                                                                                       MEETINGS IN THE
    COMMITTEE NAME                   MEMBERS                      FUNCTION(S)         LAST FISCAL YEAR
    --------------                   -------                      -----------         ----------------
Audit Committee........  William M. Kelly                   Reviews the contract              2
                         Paul J. Lawler                     between the Company and
                                                            its auditors, oversees
                                                            the Company's
                                                            accounting and
                                                            financial reporting
                                                            policies, procedures
                                                            and internal controls,
                                                            and acts as liaison to
                                                            auditors.

Nominating Committee...  Candace K. Beinecke                Nominates new                     2
                         William M. Kelly                   Independent Directors
                         Dominique Raillard                 of the Company. (The
                                                            Nominating Committee
                                                            does not consider
                                                            shareholder
                                                            recommendations.)

Valuation Committee....  John P. Arnhold                    Sets and recommends               2
                         Nathan Snyder                      securities valuation
                         Stanford S. Warshawsky             policies, supervises
                                                            the Adviser in the
                                                            valuation of Fund
                                                            assets, and, in certain
                                                            instances, values Fund
                                                            assets directly.



    COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The Company makes no payments to any of its officers for services. However, those Directors of the Company who are not officers or employees of the Adviser or Arnhold and S. Bleichroeder Holdings, Inc. ('ASB Holdings') are paid by the Company and First Eagle Variable Funds, Inc. an annual fee of $12,000 and a fee of $2,000 for each meeting of the Company's Board of Directors and a fee of $1,000 for each meeting of any Committee of the Board that they attend. Such fees are allocated, generally, between the Company and First Eagle Variable Funds, Inc. on a pro rata basis in relationship to their relative net assets. Each Director is reimbursed by the Company for any expenses he may incur by reason of attending such meetings or in connection with services he may perform for the Company. During the fiscal year ended October 31, 2002, an aggregate of $244,770 was paid, accrued or owed for Directors' fees and expenses by the Company.


    The following table sets forth information regarding compensation of Directors by the Company and by the fund complex of which the Company is a part for the fiscal year ended October 31, 2002. Officers of the Company and Interested Directors do not receive any compensation from the Company or any other fund in the fund complex which is a U.S. registered investment company.

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED OCTOBER 31, 2002


                                                                                              TOTAL
                                                                  PENSION                  COMPENSATION
                                                                     OR                      PAID OR
                                                                 RETIREMENT                 OWED FROM
                                                   AGGREGATE      BENEFITS    ESTIMATED     REGISTRANT
                                                  COMPENSATION    ACCRUED       ANNUAL       AND FUND
                                                    PAID OR      AS PART OF    BENEFITS      COMPLEX
                                                   OWED FROM        FUND         UPON        PAID TO
NAME OF PERSON, POSITION                           REGISTRANT     EXPENSES    RETIREMENT   DIRECTORS***
------------------------                           ----------     --------    ----------   ------------
John P. Arnhold, Director*......................    $     0         N/A          N/A         $     0(2)
Candace K. Beinecke, Director...................    $30,226         N/A          N/A         $33,409(2)
James E. Jordan, Director**.....................    $20,398         N/A          N/A         $22,409(2)
William M. Kelly, Director......................    $30,226         N/A          N/A         $33,409(2)
Paul J. Lawler, Director**......................    $13,693         N/A          N/A         $13,764(2)
Dominique Raillard, Director....................    $20,332         N/A          N/A         $20,500(1)
Nathan Snyder, Director.........................    $20,833         N/A          N/A         $21,000(1)
Stanford Warshawsky, Director*..................    $     0         N/A          N/A         $     0(2)


                                                        (footnotes on next page)

(footnotes from previous page)

---------

  * Interested Director.


 ** Mr. Lawler joined the Board of Directors in March 2002. Mr. Jordan became an
    Interested Director in July 2002.


*** For this purpose, the fund complex consists of five portfolios of the Company (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America), plus the First Eagle Overseas Variable Fund and the First Eagle International Fund (which was liquidated on or about May 31,
    2002). The number in parentheses indicates the total number of other boards in the fund complex on which the Director served as of October 31, 2002.


    ADDITIONAL INFORMATION REGARDING THE DIRECTORS. The following table sets forth information as of December 31, 2002 regarding ownership by the Directors of the Company of equity securities of the Company or any other fund in the same fund complex for which each is also a director or trustee. ('Fund complex' has the same meaning as in the footnote to the table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.


                             INDEPENDENT DIRECTORS


                                                                        AGGREGATE OWNERSHIP OF EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF OWNERSHIP OF EQUITY SECURITIES      FUNDS OVERSEEN BY DIRECTOR IN THE FUND
         NAME                IN THE FUNDS AS OF DECEMBER 31, 2002               COMPLEX AS OF DECEMBER 31, 2002
         ----                ------------------------------------               -------------------------------
Candace K. Beinecke...                     B                                               B
William M. Kelly......                     E                                               E
Paul J. Lawler*.......                     B                                               B
Dominique Raillard....                     A                                               A
Nathan Snyder.........                     A                                               A


---------

 * Mr. Lawler joined the Board as a Director in March 2002.


                              INTERESTED DIRECTORS


                                    OWNERSHIP OF EQUITY         AGGREGATE OWNERSHIP OF EQUITY SECURITIES IN
                                  SECURITIES IN THE FUNDS       ALL FUNDS OVERSEEN BY DIRECTOR IN THE FUND
           NAME                   AS OF DECEMBER 31, 2002             COMPLEX AS OF DECEMBER 31, 2002
           ----                   -----------------------             -------------------------------
John P. Arnhold............                  E                                    E
James E. Jordan............                  E                                    E
Stanford S. Warshawsky.....                  E                                    E


                              -------------------

    Since January 1, 2001, none of the independent Directors who is a director of another investment company whose adviser and principal underwriter are ASB Advisers and First Eagle Distributors, respectively (e.g., First Eagle Variable Funds, Inc.), has held any other position with (i) the Company, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor, (iii) the Adviser, the Distributor or other affiliate of the Company, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor. Also since January 1, 2001, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Finally, none of these individuals or their immediate family members has an interest in a transaction with a 'related person' of the company. A 'related person' is (i) an executive officer of the Company, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above.

    The Company, the Adviser, and the Distributor, have adopted a code of ethics under rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds of the Company, with certain exceptions.

    As of January 31, 2003, the Directors and officers of the Company, as a group, owned beneficially approximately 1.74% of the outstanding common stock of the Gold Fund and 4.59% of the outstanding common stock of the First Eagle Fund of America. As to the remaining Funds, and also as of that date, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of each.



    As of January 31, 2003, the following shareholders owned 5.00% or more of the Funds' securities:


FIRST EAGLE GLOBAL FUND:


    CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 8.34%



    CLASS I -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 10.15%; Raymond James FBO Electrical Workers, 880 Carillon Parkway, St. Petersburg, FL 33716, 19.68%; Salomon Smith Barney, 333 West 34th Street, New York, NY 10001, 8.21%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 33246, 6.42%



    CLASS C -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246, 9.97%


FIRST EAGLE OVERSEAS FUND:


    CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 26.99%



    CLASS I -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246, 7.04%; Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104. 18.06%; The Presidents and Trustees of Williams College, 880 Main Street, Williamstown, MA 01267, 5.25%; Deutsche Bank Custody Account for TBG Master Retirement Trust, 100 Plaza One, Jersey City, NJ 07311, 5.30%; Kansas University Endowment Association, PO Box 928, Lawrence, KS 66044, 8.74%



    CLASS C -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246, 23.99%


FIRST EAGLE U.S. VALUE FUND:


    CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 10.31%; Natexis Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, 5.67%



    CLASS C -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246, 5.44%



    CLASS I -- Natexis Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, 66.70%; Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 9.24%;


FIRST EAGLE GOLD FUND:


    Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 12.23%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246, 5.39%


FIRST EAGLE FUND OF AMERICA:


    CLASS Y -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 18.79%; National Financial Services Corp., 200 Liberty Street, New York, NY 10281, 9.08%; Boston Safe Deposit & Trust, FBO Eastman Kodak Employee's Saving & Investment Plan, 135 Santilli Highway, Everett, MA 02149, 6.08%



    CLASS C -- Natexis Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, 9.79%


    While the Company is a Maryland corporation, certain of its Directors and officers are non-residents of the United States and may have all, or a substantial part, of their assets located outside the United States. None of the officers or Directors has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon non-U.S. Directors or officers within the United States or effectively to enforce judgments of courts of the United States predicated upon civil liabilities of such officers or Directors under the federal securities laws of the United States.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

    As described in the Company's Prospectuses, ASB Advisers is the Company's investment adviser and, as such, manages the Global Fund, the Overseas Fund, the U.S. Value Fund, the Gold Fund and the First Eagle Fund of America. ASB Advisers is a wholly owned subsidiary of ASB Holdings, a privately owned holding company. The Adviser's primary offices are located at 1345 Avenue of the Americas, New York, NY 10105.


    Under its investment advisory contracts with the Company on behalf of the Global Fund, the Overseas Fund and the Gold Fund, which became effective December 31, 1999, and on behalf of the First Eagle Fund of America, which became effective on January 1, 2003, ASB Advisers furnishes each Fund with investment advice consistent with its stated investment objective. Prior to December 31, 1999, the Global Fund, the Overseas Fund and the Gold Fund had an advisory contract with Societe Generale Asset Management Corp. ('SGAM Corp.'). ASB Advisers also furnishes the Company with office space and certain facilities required for the business of the Funds, and statistical and research data, and pays any compensation and expenses of the Company's officers.


    On December 22, 1999, the shareholders of the Global Fund, the Overseas Fund and the Gold Fund, and on August 31, 2001, the shareholders of the U.S. Value Fund, approved the Advisory Agreement between the Company and the Adviser applicable to those Funds. On December 10, 2002, the shareholders of the First Eagle Fund of America approved the Advisory Agreement between the Company and the Adviser applicable to that Fund. The Board of Directors approved these Advisory Agreements most recently on November 26, 2002. In doing so, the Directors considered the desirability of continuing the Funds' historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreements and the total cost to the Funds of using the Adviser's services, taking into account any expenses that the Adviser may pass to the Funds. The Directors also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets. In addition, they compared competitive prices for comparable services and evaluated the Adviser's past performance and reliability as well as its profitability, capabilities and financial condition. Among other things, the Directors determined that the Adviser's fees were competitive to those charged by investment advisers to similar funds, total compensation was reasonable, and the Funds' expense ratios were reasonable both on an absolute basis and when compared to those of similar funds. The Directors also determined that the Adviser's past performance and reliability on behalf of the Funds were excellent when compared with investment advisers to similar funds and the Adviser's profitability and financial condition were satisfactory. Accordingly, they concluded that the Advisory Agreements serve the interests of the Funds and their shareholders.

THE SUBADVISER


    Pursuant to a subadvisory agreement ('Subadvisory Agreement') and subject to the oversight of the Adviser, Iridian Asset Management LLC ('Iridian') manages the investments of the First Eagle Fund of America. Iridian is a Delaware limited liability company and is a majority-owned subsidiary of BIAM (US), Inc. ('BIAM'), a U.S. subsidiary of The Governor and Company of the Bank of Ireland. Iridian's primary offices are located at 276 Post Road, Westport, CT 06880. Harold J. Levy is a portfolio manager of the First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of First Eagle Fund of America in its prior format as a series of the First Eagle Funds trust since its inception in April 1987. David L. Cohen is a portfolio manager of the First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of the First Eagle Fund of America in its prior format as a series of the First Eagle Funds trust since 1989. Messrs. Levy and Cohen are indirect minority owners of Iridian, which they formed in November 1995. Prior to the Subadvisory Agreement, Messrs. Levy and Cohen were also employed by ASB Advisers since 1985 and 1989, respectively.



    The shareholders of the First Eagle Fund of America approved the Subadvisory Agreement on December 10, 2002. The Board of Directors approved the Agreement on November 26, 2002. In doing so, the Directors considered the desirability of continuing the Fund's historic relationship with Messrs. Levy and Cohen and the Adviser's commitment to supervise their provision of portfolio management services under the Agreement. They also noted that the fees paid to the Subadviser are paid by the Adviser and do not increase the advisory fees borne directly by Fund shareholders. In this regard, they considered the effects of other benefits to the Subadviser resulting from its relationship to the Fund, including soft dollar and other service benefits. The Directors concluded that the Subadvisory Agreement serves the interest of the Fund and its shareholders.

    As to each Fund, the Advisory Agreement, and additionally with respect to the First Eagle Fund of America, the Subadvisory Agreement, will continue in effect after the end of the initial two-year period from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days nor less than 30 days written notice. The Subadvisory Agreement provides that Iridian will not be liable for any error of judgment or for any loss suffered by the First Eagle Fund of America in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days nor less than 30 days written notice.

    In return for the services listed above, each Fund pays ASB Advisers a fee at the annual rate of the average daily value of the Fund's net assets as follows:

Global Fund..............................  1.00% of the first $25 million and 0.75%
                                           of the excess over $25 million
Overseas Fund............................  0.75%
U.S. Value Fund..........................  0.75%
Gold Fund................................  0.75%
First Eagle Fund of America..............  1.00%


    With respect to the First Eagle Fund of America, the fees to be paid to Iridian under the Subadvisory Agreement will be be based on a reference amount equal to 50% of the combined (i) fees received by the ASB Advisers for advisory services on behalf of the First Eagle Fund of America and (ii) fees received by First Eagle Distributors, the Fund's distributor (previously defined as the 'Distributor'), for its shareholder liaison services on behalf of the First Eagle Fund of America (as described under the section 'Distributor of the Funds' Shares' below). These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and, on the day following the second anniversary of the Subadvisory Agreement, will be further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.


    Advisory and Subadvisory fees are paid monthly. The annual fee rates listed above for the Global Fund, the Overseas Fund and the Gold Fund, respectively, are higher than the rate of fees paid by most U.S. mutual funds that invest primarily in domestic equity securities. The Company believes, however, that the advisory fee rates are not higher than the rate of fees paid by most other mutual funds that invest significantly in foreign equity securities.


    For the fiscal year ended October 31, 2002, Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America paid investment advisory fees in the amount of $13,974,271, $5,806,769, $359,204, $344,419 and
$4,478,584, respectively. During the same period, ASB Advisers reimbursed Class A, Class C and Class I shares of the U.S. Value Fund for expenses in the amount of $68,775, $31,857 and $106,793, respectively.


    For the fiscal year ended October 31, 2001, Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America paid investment advisory fees in the amount of $12,490,057, $3,298,050, $26,059, $80,615 and $3,964,958,
respectively.

    For the fiscal year ended October 31, 2000, First Eagle Fund of America paid investment advisory fees in the amount of $4,650,853. For the period from April 1, 2000 to October 31, 2000, Global Fund, Overseas Fund and Gold Fund paid investment advisory fees in the amount of $7,542,110, $1,955,560 and $53,715, respectively. The U.S. Value Fund had not yet been organized and paid no such fees during this period.

    For the fiscal year ended March 31, 2000, Global Fund, Overseas Fund and Gold Fund paid investment advisory fees in the amount of $14,567,013, $3,619,450 and $121,470, respectively. The U.S. Value Fund had not yet been organized and paid no such fees during this period.

    A Fund may, with the approval of the Company's Board of Directors, from time to time enter into arrangements with institutions to provide sub-transfer agent services and other related services where a number of persons hold Fund shares through one account registered with the Fund's transfer agent, DST Systems, Inc.

('DST') in the name of that institution. Under those arrangements, a Fund may compensate the institution rendering such services on a per sub-account basis.

                        DISTRIBUTOR OF THE FUNDS' SHARES


    First Eagle Funds Distributors, a division of ASB Securities, LLC, serves as the Distributor of the Funds' shares. ASB Securities, LLC is a registered broker-dealer and a member of the National Association of Securities Dealers ('NASD'). ASB Securities, LLC, like the Adviser, is a wholly-owned subsidiary of ASB Holdings.



    The Global Fund, the Overseas Fund, the U.S. Value Fund, the Gold Fund and the First Eagle Fund of America pay the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund's outstanding Class A shares (up to 0.50% of the average daily net assets of the Class A shares of the First Eagle Fund of America). The Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund pay the Distributor Rule 12b-1 and service fees on Class C shares at the combined annual rate of up to 1.00% of the average daily net assets of each Fund's outstanding Class C shares. The First Eagle Fund of America pays the Distributor Rule 12b-1 and service fees on Class C shares at the combined annual rate of up to 1.00% of the average daily net assets of the Fund's outstanding Class C shares. The First Eagle Fund of America pays the Distributor a Rule 12b-1 fee on Class Y shares at the annual rate of up to 0.25% of the average daily net assets of the Fund's outstanding Class Y shares. These payments (other than service fees) may also be used to cover expenses incurred by the Distributor for providing sales and promotional activities under the Funds' Rule 12b-1 Plan, including the printing and distribution of sales literature and prospectuses sent to prospective investors. The Distributor also normally retains part of the initial sales charge as its underwriter's allowance on sales of Class A shares, and when it does broker-dealers may be deemed to be underwriters as that term is defined under the Securities Act of 1933. Pursuant to the Distribution and Services Agreements between the Distributor and the Company, the Funds agree to indemnify the Distributor against certain liabilities under the Securities Act of 1933, as amended.


    The Funds' Rule 12b-1 Plan is a compensation plan which means that the Funds pay the Distributor for distributor services based on the net assets of Class C and Class A shares. The Distributor pays financial services firms fees for distributing the Class C and Class A shares (and Class Y shares for the First Eagle Fund of America). For the 12-month period ended September 30, 2002, the Distributor (or its predecessor, another wholly owned subsidiary of ASB Holdings) received $9,546,638. The Class I shares of the Global Fund, the Overseas Fund and the U.S. Value Fund do not participate in the Plan.

    Under the Rule 12b-1 Plan, for the 12-month period ended September 30, 2002, the Distributor (or its predecessor, another wholly owned subsidiary of ASB Holdings) paid $5,993,005 to financial services firms as fees for distribution of Fund shares, $2,108,046 for compensation and overhead for internal marketing personnel, $501,074 for printing costs (for example, with respect to prospectuses for prospective investors or marketing materials for the Funds), $416,701 for payments to marketing consultants and for other professional services, and $527,812 for miscellaneous distribution-related costs.

                                 CAPITAL STOCK

    The capital stock of the Company consists of shares of common stock, which are currently classified as Class A shares, Class C shares, Class I shares of the Global Fund, Class A shares, Class C shares and Class I shares of the Overseas Fund, Class A shares, Class C shares and Class I shares of the U.S. Value Fund, shares of the Gold Fund and Class A shares, Class C shares and Class Y shares of the First Eagle Fund of America. All shares issued and outstanding are redeemable at net asset value at the options of shareholders. Shares have no preemptive or conversion rights.

    The Board of Directors is authorized to reclassify and issue any shares of the Company without shareholder approval. Accordingly, in the future, the directors may create additional series or class of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the 1940 Act and Maryland law. Each share of common stock of each Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Fund vote together on any matter submitted to shareholders, except when otherwise required by the 1940 Act or when a matter does not affect any interest of a particular class, in which case only shareholders of such other class or classes whose interests may be affected shall be entitled to vote. Shareholders shall not be entitled to cumulative voting in the election of Directors or on any other matter.

                         COMPUTATION OF NET ASSET VALUE

    Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

    A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices. Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation, except if such unlisted security is among the NASDAQ designated
'Tier 1' securities in which case it is valued at its last sale price. All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors or their delegates. A make-up sheet showing the computation of the total offering price, using as a basis the value of the Funds' portfolio securities and other assets and their outstanding securities as of October 31, 2002, appears as the Statement of Assets and Liabilities for the Funds.

                             HOW TO PURCHASE SHARES

    The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Company's Prospectuses.


    As stated in their Prospectus, shares of each Fund may be purchased at net asset value by various persons associated with the Company, the Adviser, ASB Securities, LLC, ASB Holdings, certain firms providing services to the Company or affiliates thereof for the purpose of promoting good will with employees and others with whom the Company has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.


                                   TAX STATUS


    Each Fund intends to qualify annually as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code'). In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund's investment is limited to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the year.

    If a Fund fails to qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at Fund-level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, such Fund may be required to recognize unrealized gains, incur substantial taxes and interest on such unrealized gains, and make certain substantial distributions.


    As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

    Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.


    Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. To the extent that a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if so designated by the Fund in a written notice to shareholders. However, any dividends paid by a Fund that are attributable to distributions from real estate investment trusts ('REITs') will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investment in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. In such case, if a Fund distributes such amounts, such distributions could constitute a return of capital to the Fund's shareholders for federal income tax purposes. Distributions of net capital gains, if any, designated as capital gains distributions, are generally taxable to individual shareholders at a maximum 20% capital gains rate, regardless of whether the shareholder has held the Fund's shares for more than one year, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.



    Investments by a Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a portion of the excess of the face value of the securities over their issue or acquisition price (the 'original issue discount') each year that the securities are held, even though the Fund receives no interest payments. In addition, a Fund's investment in foreign currencies or foreign currency denominated or referenced debt, certain asset-backed securities, section 1256 contracts (as described below) and, contingent payment and inflation-indexed debt instruments also may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the imposition of federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements. If a Fund invests in certain high yield original issue discount obligations issued by U.S. corporations, a portion of the original issue discount accruing on such an obligation may be eligible for the corporate dividends-received deduction. In such event, a portion of the dividends from investment company taxable income paid by the Fund to its corporate shareholders may be eligible for this corporate dividends-received deduction if so designated by the Fund in a written notice to shareholders.


    Certain regulated futures, nonequity option, and foreign currency contracts in which the Funds may invest are 'section 1256 contracts.' Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are 'marked-to-market' (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.


    Generally, the hedging transactions undertaken by the Funds may result in 'straddles' for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by these Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to these Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders.


    Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If any of these Funds makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


    Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.


    Notwithstanding any of the foregoing, a Fund may recognize gain from a constructive sale of certain 'appreciated financial positions' if generally the Fund enters into a short sale of offsetting notional principal contract with respect to, or a futures or a forward contract to deliver the same or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer's risk of loss with respect to the appreciated securities reduced by certain circumstances.

    If a Fund has long-term capital gain from a 'constructive ownership transaction' with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and contemporaneous maturity dates.


    Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary gain or loss. Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in terms of a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as 'section 988' gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment. Furthermore, if section 988 losses exceed other investment company taxable income generated by a Fund during a taxable year, the Fund's distributions for the taxable year (including distributions made before such section 988 losses were recouped) would be treated as a return of capital to the Fund's shareholders (rather than as dividends), thereby reducing the basis of each shareholder's Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder's adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).


    Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced federal income tax rates, generally depending upon the shareholder's holding period for the shares. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains. No gain or loss will be recognized by a Fund shareholder on the conversion or exchange of a class of shares in the same Fund to a different class of shares in the same Fund. A shareholder's tax basis in the class of Fund shares acquired will be the same as such shareholder's basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.

    Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

    Each Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Funds' investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from its U.S. federal gross income, if any.

    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. With respect to the Global Fund, the Overseas Fund and Gold Fund, if the pass through election described above is made, the source of the electing Fund's income flows through to its shareholders. Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source 'passive income.' For this purpose, foreign source 'passive income' generally includes foreign source dividends (other than dividends from non-controlled section 902 corporations, and certain other corporations), interest, capital gains and foreign currency gains. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than 'qualified passive income.' The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by the Fund for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to a foreign country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country.

    Investments by a Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as 'passive foreign investment companies' or 'PFICs'), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain 'excess distributions' from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to a Fund's holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax. Amounts allocated to the year of the distribution or disposition would be included in the Fund's net investment income for that year and, to the extent distributed as a dividend to the Fund's shareholders, would not be taxable to the Fund.


    A Fund may be able elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, the Fund may be able to make an election, known as a qualified electing fund ('QEF') election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, the Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.



    Each Fund may be required to withhold U.S. federal income tax currently at the rate of 30% (subject to phased-in reductions) of all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder's U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

    Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.


    Since, at the time of an investor's purchase of a Fund's shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may in economic reality represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

    Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law.

    Equity securities traded in over-the-counter market and bonds, including convertible bonds, are generally traded on a 'net' basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with the Distributor in any transaction in which the Distributor acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves the Distributor acting as principal with respect to any part of a Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling group of which the Distributor, during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective.

    In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtain in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Funds, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor in order to secure the research and investment services described above, subject to review by the Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

    Subject to the above considerations, the Distributor may act as a securities broker for a Fund. In order for the Distributor to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors, including a majority of the Directors who are not 'interested' directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor is consistent with the foregoing standard. Brokerage transactions with the Distributor also are subject to such fiduciary standards as may be imposed by applicable law. From time to time a Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies. An agency cross transaction occurs when a broker sells securities from one client's account to another client's account. Cross transactions are executed with written permission from a Fund. This authorization permits cross transactions only between a Fund on one side and clients for which the Distributor acts as broker, but does not act as investment adviser, on the other side. The authorization can be terminated at any time by written notice to the Distributor.

    A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Distributor or the Adviser. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Directors.

    In accordance with Section 11(a) under the Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation in a written agreement executed by a Fund and the Distributor. Each Fund has provided the Distributor with such authorization. Section 11(a) provides that the Distributor must furnish to each Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.


    With respect to the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund: For the fiscal years ended October 31, 2002 and October 31, 2001, the period from April 1, 2000 to October 31, 2000 and for the twelve month period ended March 31, 2000, the Funds paid total brokerage commissions which were attributable to research services of $2,119,437, $2,985,943, $1,599,266, and $3,211,027, respectively, in connection with transactions amounting to $1,772,088,246, $1,305,197,411, $718,070,154, and $1,590,808,974, respectively.
During the fiscal years ended October 31, 2002 and October 31, 2001, the period from April 1, 2000 to October 31, 2000 and during the twelve month period ended March 31, 2000, the Funds paid total brokerage commissions of $2,533,461, $2,985,943, $1,599,266 and $3,211,027, respectively, of which $414,024
(representing 16.34% of total brokerage commissions), $224,622 (representing 7.52% of total brokerage commissions), $21,810 (representing 1.362% of total brokerage commissions) and $285,343 (representing 8.89% of total brokerage commissions), respectively, was paid to broker-dealer affiliates of the Adviser. For the same periods, the percentage of brokerage transactions involving payment of commissions to broker-dealer affiliates of the Adviser was 11.39% of total transactions, 5.03% of total transactions, 1.89% of total transactions and 2.50% of total transactions, respectively.


    With respect to the First Eagle Fund of America: for the years ended
October 31, 2002, 2001 and 2000, First Eagle Fund of America paid total brokerage commissions of $2,313,789, $2,029,904 and $1,426,556, respectively, of which $25,470, $50,330 and $41,185, respectively, were paid to broker-dealer affiliates of the Adviser. For the fiscal years ended October 31, 2002 and 2001, brokerage commissions paid to broker-dealer affiliates of the Adviser constituted 1.10% and 2%, respectively, of the total brokerage commissions paid by First Eagle Fund of America, and represented 4% and 4%, respectively, of the aggregate dollar amount of its portfolio transactions involving the payment of commissions. Of the total brokerage commissions paid during the fiscal years ended October 31, 2002 and 2001, $2,288,103 (or 99%) and $1,979,574 (or 98%),
respectively, were paid to firms which provided research, statistical or other services. The Distributor has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                              CUSTODY OF PORTFOLIO

    The Company's custodian and foreign custody manager for the Funds' assets is The Bank of New York, One Wall Street, New York, NY 10286.

                              INDEPENDENT AUDITORS

    The Company's independent auditors are KPMG LLP, Certified Public Accountants, 757 Third Avenue, New York, NY 10017. KPMG LLP audits each Fund's annual financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

                              FINANCIAL STATEMENTS

    The Funds' financial statements and notes thereto appearing in their October 31, 2002 Annual Reports to Shareholders and the reports thereon of KPMG LLP, Certified Public Accountants are incorporated by reference in this Statement of Additional Information. The Fund will furnish, without charge, a copy of the Annual Reports and/or Semi-Annual Reports to Shareholders on request. All such requests should be directed to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324.

                                    APPENDIX

                        RATINGS OF INVESTMENT SECURITIES

    The rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds' investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

    The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ('Moody's') and Standard & Poor's Corporation ('S&P').

Moody's Ratings

    Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'giltedge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

    Aa -- Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

    A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

    AAA -- Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

    A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

    BB -- B -- CCC -- CC -- BONDS A-1 -- A-RATED BB, B, CCC AND CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

    BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                             FIRST EAGLE FUNDS, INC.
                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits




EXHIBIT
-------
(a)(1) -- Articles of Incorporation of the Registrant.*
(a)(2) -- Articles of Amendment and Restatement.**
(a)(3) -- Articles Supplementary.*****
(a)(4) -- Articles of Amendment.*****
(a)(5) -- Articles Supplementary.******
(b)    -- By-Laws of the Registrant as amended through August 17, 1993.**
(c)    -- Specimen Certificates representing shares of Common Stock ($.001 par value).**
(d)(1) -- Amended and Restated Investment Advisory Contract between the
          Registrant and Arnhold and S. Bleichroeder Advisers, LLC ("ASB
          Advisers").*****
(d)(2) -- Amended and Restated Investment Advisory Contract between the
          Registrant and ASB Advisers with respect to First Eagle Fund of
          America.******
(d)(3) -- Sub-advisory Agreement between ASB Advisers and Iridian Asset
          Management LLC with respect to First Eagle Fund of America.******
(e)(1) -- Amended and Restated Underwriting Agreement between the Registrant and First Eagle Funds Distributors, a division of ASB Securities, Inc.
          ("First Eagle Distributors").*****
(e)(2) -- Form of Selling Group Agreement.*****
(f)    -- Not applicable.
(g)(1) -- Custody Agreement between the Registrant and The Bank of New
          York.****
(g)(2) -- Custody Agreement between the Registrant and HSBC Bank USA with respect to First Eagle Gold Fund.******
(g)(3) -- Transfer Agency and Registrar Agreement between the Registrant and
          DST Systems, Inc.***
(g)(4) -- Foreign Custody Manager Agreement between the Registrant and The
          Bank of New York.****
(g)(5) -- Investment Accounting Agreement between the Registrant and State
          Street Bank and Trust Company.****
(h)    -- Not applicable.
(i)    -- Not applicable.
(j)    -- Consent of KPMG LLP, filed herewith.
(k)    -- Not applicable.
(l)    -- Not applicable.
(m)(1) -- Amended and Restated Rule 12b-1 Distribution Plan and Agreement
          between the Registrant and First Eagle Distributors. *****
(m)(2) -- Amended and Restated Rule 12b-1 Distribution Plan and Agreement
          between the Registrant and First Eagle Distributors with respect to
          First Eagle Fund of America.******
(n)(1) -- Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.******
(o)    -- Not applicable.
(p)    -- Code of Ethics.*****



* Incorporated herein by reference to the Registration Statement filed on or about May 28, 1993.
** Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on or about August 30, 1993.
*** Incorporated herein by reference to Post-Effective Amendment No. 4 filed on or about July 25, 1997.
**** Incorporated herein by reference to Post-Effective Amendment No. 13 filed on or about February 28, 2001.
***** Incorporated herein by reference to Post-Effective Amendment No. 17 filed on or about August 17, 2001.


****** Incorporated herein by reference to Post-Effective Amendment No. 20 filed on or about December 27, 2002.

Item 24. Person Controlled or Under Common Control With Registrant

None.

Item 25. Indemnification

Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the General Corporation Law of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

The general effect of these statutes is to protect directors, officers, employees and agents of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the indemnified person acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant make the indemnification of its directors, officers, employees and agents mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and
Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Registrant intends that conditions and limitations on the extent of the indemnification of directors and officers imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director or officer should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office ('disabling conduct') or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither 'interested persons' (as defined in the 1940
Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorney's fees or other expenses incurred by a director or officer in his or her defense only if (in addition to his or her undertaking to repay the advance if he or she is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his or her undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

In addition, the Registrant will maintain a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as directors of officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26. Business and Other Connections of Investment Adviser


ASB Advisers is the Registrant's investment adviser. In addition to the Registrant, ASB Advisers acts as investment adviser to First Eagle Variable Funds, Inc., to various onshore and offshore unregistered investment funds, and to accounts managed on behalf of institutional investors and high net worth individuals.

ASB Advisers is a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), a privately-owned holding company organized under the laws of the State of New York. In connection with another wholly owned subsidiary, ASB Securities, LLC, a registered broker-dealer, and, through its First Eagle Funds Distributors division, the principal underwriter to the Registrant, ASB Holdings is also substantially involved in the distribution of mutual fund shares. The business and other connections of the Adviser's directors and officers are as follows:




                             POSITION WITH THE                         BUSINESS AND OTHER
         NAME                     ADVISER                                 CONNECTIONS
         ----                     -------                                 -----------
Henry H. Arnhold......   Director                    Co-Chairman of the Board of Arnhold and S. Bleichroeder Holdings,
                                                     Inc.; Director, Aquila International Fund Limited; Trustee,
                                                     The New School for Social Research; Director, Conservation
                                                     International

John P. Arnhold.......   Co-President and Director   Co-President and Director, Arnhold and S. Bleichroeder
                                                     Holdings, Inc.; President and Director, Natexis
                                                     Bleichroeder, Inc.; President and Director, Natexis
                                                     Bleichroeder, UK Ltd.; Co-President and Director,
                                                     ASB Securities, LLC; Director, Aquila International Fund
                                                     Limited; President, WorldVest, Inc.; Co-President and Director,
                                                     First Eagle Funds, Inc. and First Eagle Variable Funds, Inc.;
                                                     President, WorldVest Inc.

Stanford S.
  Warshawsky..........   Co-President and Director   Co-President, Secretary and Director, Arnhold and S.
                                                     Bleichroeder Holdings, Inc.; Head of Corporate Finance,
                                                     Natexis Bleichroeder, Inc.; Chairman and Director, Natexis
                                                     Bleichroeder, UK Ltd.; Co-President and Director,
                                                     ASB Securities, LLC; Director, German-American Chamber
                                                     of Commerce; Trustee, The Arthur F. Burns Fellowship;
                                                     Chairman of the Board and Director, First Eagle Funds,
                                                     Inc. and First Eagle Variable Funds, Inc.

Stephen M. Kellen.....   Director                    Co-Chairman of the Board of Arnhold and S. Bleichroeder
                                                     Holdings, Inc.; Trustee, The Carnegie Society
                                                     and WNET/Thirteen; Trustees Council of The National
                                                     Gallery of Art

James E. Jordan.......   Managing Director           Managing Director, ASB Securities, LLC;
                                                     Director, Leucadia National Corporation; Director Empire Insurance
                                                     Company; Director, J.Z. Equity Partners Plc.; Director, School of
                                                     International and Public Affairs of Columbia University; Vice
                                                     Chairman, New York State Board of the Nature Conservancy;
                                                     Director, First Eagle Funds, Inc. and First Eagle Variable
                                                     Funds, Inc.

Robert Miller.........   Vice President, Secretary   Senior Vice President, and Director, Arnhold and S.
                          and Treasurer              Bleichroeder Holdings, Inc.; Director, Arnhold and S.
                                                     Bleichroeder, UK Ltd.

Robert Bruno..........   Vice President              Senior Vice President, Arnhold and S. Bleichroeder Holdings,
                                                     Inc.; Senior Vice President, ASB Securities, LLC;
                                                     Vice President, Secretary and Treasurer, First Eagle
                                                     Funds, Inc. and First Eagle Variable Funds, Inc.

Charles de Vaulx.....   Vice President               Senior Vice President, Arnhold and S. Bleichroeder Holdings,
                                                     Inc.; Senior Vice President, First Eagle Funds, Inc. and
                                                     First Eagle Variable Funds, Inc.

Jean-Marie
  Eveillard..........   Vice President               Senior Vice President, Arnhold and S. Bleichroeder Holdings,
                                                     Inc.; Co-President, First Eagle Funds, Inc. and
                                                     First Eagle Variable Funds, Inc.

Iridian Asset Management LLC ("Iridian"), whose primary office is located at 276 Post Road West, Westport, Connecticut 06880, is the investment sub-adviser to the First Eagle Fund of America. Iridian is a majority owned subsidiary of The Governor and Company of the Bank of New York and, in addition to First Eagle Fund of America, provides investment management services to other registered and unregistered investment companies, institutional investors and individuals. The business and other connections of Iridian's directors and officers are as follows:



                                    POSITION WITH                               BUSINESS AND
NAME                                IRIDIAN                                     OTHER CONNECTIONS
-------------------------------------------------------------------------------------------------
David L. Cohen                      Director, Co-Chief Executive Officer        Portfolio Manager for
                                    Co-Chief Investment Officer                 Arnhold and S. Bleichroeder
                                                                                Advisers, Inc. (through
                                                                                December 2002)

Harold J. Levy                      Director, Co-Chief Executive Officer        Portfolio Manager for
                                    Co-Chief Investment Officer                 Arnhold and S. Bleichroeder
                                                                                Advisers, Inc. (through
                                                                                December 2002)

Jeffrey M. Elliott                  Director, Chief Financial Officer, Chief
                                    Operating Officer, Compliance Officer

Alice B. Hicks                      Director, Executive Vice President



Item 27. Principal Underwriters

(a) First Eagle Funds Distributors is the Registrant's distributor (the "Distributor"). It also serves as principal underwriter for First Eagle Variable Funds, Inc.

(b) The positions and offices of the Distributor's directors and officers who serve the Registrant are as follows:



NAME AND                            POSITION AND                                POSITION AND OFFICES
ADDRESS*                            OFFICES WITH UNDERWRITER                    WITH REGISTRANT
----------------------------------------------------------------------------------------------------
John Arnhold                        Co-President and Director                   Co-President, Director
Stanford Warshawsky                 Co-President and Director                   Chairman and Director
James Jordan                        Managing Director                           Director
Robert Bruno                        Senior VP, Registered Principal             Vice President, Secretary
                                                                                and Treasurer
Howard Green                        Chief Financial Officer                     N/A
Stefanie Spritzler                  Assistant Vice President                    Assistant Treasurer
Suzan Afifi                         Vice President                              Vice President and
                                                                                Assistant Secretary
Andrew Baldauf                      Vice President                              N/A


* The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.


(c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, 1345 Avenue of the Americas, New York, NY 10105 with the exception of certain accounts, books and other documents which are kept by the Registrant's custodian, The Bank of New York, One Wall Street, New York, New York 10286 and registrar and shareholder servicing agent, DST Systems, Inc., P.O. Box 419324, Kansas City, Missouri, 64141-6324.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund's outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registration has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 27th day of February, 2003.


         FIRST EAGLE FUNDS, INC.

         By: /S/ JOHN P. ARNHOLD*
             JOHN P. ARNHOLD
             CO-PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                           CAPACITY                           DATE
---------                           --------                           ----
/s/ JOHN P. ARNHOLD*                Director                           February 27, 2003
(JOHN P. ARNHOLD)

/s/ CANDACE K. BEINECKE*            Director                           February 27, 2003
(CANDACE K. BEINECKE)

/s/ JAMES E. JORDAN*                Director                           February 27, 2003
(JAMES E. JORDAN)

/s/ WILLIAM M. KELLY*               Director                           February 27, 2003
(WILLIAM M. KELLY)

/s/ PAUL J. LAWLER*                 Director                           February 27, 2003
(PAUL J. LAWLER)

/s/ DOMINIQUE RAILLARD*             Director                           February 27, 2003
(DOMINIQUE RAILLARD)

/s/ NATHAN SNYDER*                  Director                           February 27, 2003
(NATHAN SNYDER)

/s/ STANFORD S. WARSHAWSKY*         Director                           February 27, 2003
(STANFORD S. WARSHAWSKY)


/s/ ROBERT BRUNO                    Vice President, Secretary,         February 27, 2003
------------------                  Treasurer (Principal Financial
(ROBERT BRUNO)                      and Accounting Officer)



*By: /s/ ROBERT BRUNO
     -----------------
     ROBERT BRUNO
     POWER-OF-ATTORNEY

                            FIRST EAGLE FUNDS, INC.

                                  EXHIBIT LIST




Exhibit Number                               Description
--------------                               ------------
23(j)              Consent of KPMG LLP.






                       STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as......................................'D'

The double dagger symbol shall be expressed as..............................'DD'

*Characters normally expressed as superscript shall be preceded by..........'pp'